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                                 EXHIBIT 4(b)
                   DUPONT RESIDENTIAL FLOORING SYSTEMS, INC.
                                  401(k) PLAN
                         (October 1, 1999 Restatement)

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                               TABLE OF CONTENTS

                                   PREAMBLE

                                   ARTICLE I
                                  DEFINITIONS

1.1  Plan Definitions......................................................   2
1.2  Interpretation........................................................   6

                                  ARTICLE II
                                    SERVICE

2.1  Definitions...........................................................   7
2.2  Crediting of Hours of Service.........................................   8
2.3  Hours of Service Equivalencies........................................   9
2.4  Limitations on Crediting of Hours of Service..........................   9
2.5  Department of Labor Rules.............................................  10
2.6  Crediting of Continuous Service.......................................  10
2.7  Eligibility Service...................................................  10
2.8  Years of Vesting Service..............................................  10
2.9  Crediting of Service on Transfer or Amendment.........................  10

                               ARTICLE III
                               ELIGIBILITY

3.1  Eligibility...........................................................  12
3.2  Transfers of Employment...............................................  12
3.3  Reemployment..........................................................  12
3.4  Notification Concerning New Eligible Employees........................  12
3.5  Effect and Duration...................................................  12

                                  ARTICLE IV
                          TAX-DEFERRED CONTRIBUTIONS

4.1  Tax-Deferred Contributions............................................  13
4.2  Amount of Tax-Deferred Contributions..................................  13
4.3  Changes in Reduction Authorization....................................  13
4.4  Suspension of Tax-Deferred Contributions..............................  13
4.5  Resumption of Tax-Deferred Contributions..............................  14
4.6  Delivery of Tax-Deferred Contributions................................  14
4.7  Vesting of Tax-Deferred Contributions.................................  14

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                                   ARTICLE V
                     AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1   No After-Tax Contributions...........................................  15
5.2   Rollover Contributions...............................................  15
5.3   Vesting of Rollover Contributions....................................  15

                                  ARTICLE VI
                            EMPLOYER CONTRIBUTIONS

6.1   Contribution Period..................................................  16
6.2   Qualified Nonelective Contributions..................................  16
6.3   Allocation of Qualified Nonelective Contributions....................  16
6.4   Matching Contributions...............................................  16
6.5   Allocation of Matching Contributions.................................  17
6.6   Verification of Amount of Employer Contributions by the Sponsor......  17
6.7   Payment of Employer Contributions....................................  17
6.8   Eligibility to Participate in Allocation.............................  17
6.9   Vesting of Employer Contributions....................................  17
6.10  Election of Former Vesting Schedule..................................  18
6.11  Forfeitures to Reduce Employer Contributions.........................  18

                                  ARTICLE VII
                         LIMITATIONS ON CONTRIBUTIONS

7.1   Definitions..........................................................  19
7.2   Code Section 402(g) Limit............................................  21
7.3   Distribution of Excess Deferrals.....................................  22
7.4   Limitation on Tax-Deferred Contributions of Highly Compensated
      Employees............................................................  23
7.5   Distribution of Excess Tax-Deferred Contributions....................  24
7.6   Limitation on Matching Contributions of Highly Compensated
      Employees............................................................  24
7.7   Forfeiture or Distribution of Excess Contributions...................  25
7.8   Multiple Use Limitation..............................................  26
7.9   Determination of Income or Loss......................................  26
7.10  Code Section 415 Limitations on Crediting of Contributions and
      Forfeitures..........................................................  26
7.11  Coverage Under Other Qualified Defined Contribution Plan.............  27
7.12  Coverage Under Qualified Defined Benefit Plan........................  28
7.13  Scope of Limitations.................................................  28

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                                 ARTICLE VIII
                     TRUST FUNDS AND PARTICIPANT ACCOUNTS

8.1   General Fund.........................................................  29
8.2   Investment Funds.....................................................  29
8.3   Loan Investment Fund.................................................  29
8.4   Income on Trust......................................................  29
8.5   Participant Accounts.................................................  30
8.6   Sub-Accounts.........................................................  30

                                   ARTICLE IX
                            LIFE INSURANCE CONTRACTS

9.1   No Life Insurance Contracts..........................................  31

                                   ARTICLE X
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1  Future Contribution Investment Elections.............................  32
10.2  Deposit of Contributions.............................................  32
10.3  Election to Transfer Between Funds...................................  32
10.4  404(c) Plan..........................................................  32

                                  ARTICLE XI
                  CREDITING AND VALUING PARTICIPANT ACCOUNTS

11.1  Crediting Participant Accounts.......................................  33
11.2  Valuing Participant Accounts.........................................  33
11.3  Plan Valuation Procedures............................................  33
11.4  Finality of Determinations...........................................  34
11.5  Notification.........................................................  34

                                  ARTICLE XII
                                    LOANS

12.1  Application for Loan.................................................  35
12.2  Reduction of Account Upon Distribution...............................  35
12.3  Requirements to Prevent a Taxable Distribution.......................  36
12.4  Administration of Loan Investment Fund...............................  36
12.5  Default..............................................................  37
12.6  Special Rules Applicable to Loans....................................  37

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                                 ARTICLE XIII
                          WITHDRAWALS WHILE EMPLOYED

13.1  Withdrawals of Rollover Contributions................................  38
13.2  Withdrawals of Matching Contributions................................  38
13.3  Withdrawals of Tax-Deferred Contributions............................  39
13.4  Limitations on Withdrawals Other than Hardship Withdrawals...........  39
13.5  Conditions and Limitations on Hardship Withdrawals...................  39
13.6  Order of Withdrawal from a Participant's Sub-Accounts................  41



                                  ARTICLE XIV
                 TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1  Termination of Employment and Settlement Date........................  42
14.2  Separate Accounting for Non-Vested Amounts...........................  42
14.3  Disposition of Non-Vested Amounts....................................  42
14.4  Recrediting of Forfeited Amounts.....................................  43

                                   ARTICLE XV
                                 DISTRIBUTIONS

15.1  Distributions to Participants........................................  44
15.2  Distributions to Beneficiaries.......................................  44
15.3  Cash Outs and Participant Consent....................................  45
15.4  Required Commencement of Distribution................................  45
15.5  Reemployment of a Participant........................................  46
15.6  Restrictions on Alienation...........................................  46
15.7  Facility of Payment..................................................  46
15.8  Inability to Locate Payee............................................  46
15.9  Distribution Pursuant to Qualified Domestic Relations Orders.........  47

                                  ARTICLE XVI
                                FORM OF PAYMENT

16.1  Definitions..........................................................  48
16.2  Normal Form of Payment...............................................  49
16.3  Optional Forms of Payment............................................  49
16.4  Change of Option Election............................................  50
16.5  Form of Annuity Requirements.........................................  50
16.6  Qualified Preretirement Survivor Annuity Requirements................  50
16.7  Direct Rollover......................................................  51
16.8  Notice Regarding Forms of Payment....................................  52
16.9  Reemployment.........................................................  53

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                                  ARTICLE XVII
                                 BENEFICIARIES

17.1  Designation of Beneficiary.........................................  54
17.2  Spousal Consent Requirements.......................................  54

                                 ARTICLE XVIII
                                ADMINISTRATION

18.1  Authority of the Sponsor...........................................  55
18.2  Action of the Sponsor..............................................  55
18.3  Claims Review Procedure............................................  56
18.4  Qualified Domestic Relations Orders................................  56
18.5  Indemnification....................................................  57
18.6  Actions Binding....................................................  57

                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION

19.1  Amendment..........................................................  58
19.2  Limitation on Amendment............................................  58
19.3  Termination........................................................  58
19.4  Reorganization.....................................................  59
19.5  Withdrawal of an Employer..........................................  60

                                   ARTICLE XX
                           ADOPTION BY OTHER ENTITIES

20.1  Adoption by Related Companies......................................  61
20.2  Effective Plan Provisions..........................................  61

                                  ARTICLE XXI

21.1  No Commitment as to Employment.....................................  62
21.2  Benefits...........................................................  62
21.3  No Guarantees......................................................  62
21.4  Expenses...........................................................  62
21.5  Precedent..........................................................  62
21.6  Duty to Furnish Information........................................  62
21.7  Withholding........................................................  63
21.8  Merger, Consolidation, or Transfer of Plan Assets..................  63
21.9  Back Pay Awards....................................................  63

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                           MISCELLANEOUS PROVISIONS

21.10 Condition on Employer Contributions................................  63
21.11 Return of Contributions to an Employer.............................  64
21.12 Validity of Plan...................................................  64
21.13 Trust Agreement....................................................  64
21.14 Parties Bound......................................................  64
21.15 Application of Certain Plan Provisions.............................  65
21.16 Leased Employees...................................................  65
21.17 Transferred Funds..................................................  65

                                  ARTICLE XXII
                              TOP-HEAVY PROVISIONS

22.1  Definitions........................................................  67
22.2  Applicability......................................................  69
22.3  Minimum Employer Contribution......................................  69
22.4  Adjustments to Section 415 Limitations.............................  70
22.5  Accelerated Vesting................................................  70

                                 ARTICLE XXIII
                                 EFFECTIVE DATE

23.1  Effective Date.....................................................  71

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                                   PREAMBLE


The Plan established hereunder, to be known as the DuPont Residential Flooring Systems, Inc. 401(k) Plan, is intended to qualify as a profit-sharing plan under
Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan, a spin-off from DuPont Commercial Flooring Systems, Inc. 401(k) Plan as of October 1, 1999, is established and maintained for the exclusive benefit of eligible employees and their beneficiaries.

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                                   ARTICLE I
                                  DEFINITIONS


1.1    Plan Definitions

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

The "Administrator" means the Sponsor unless the Sponsor designates another person or persons to act as such.

An "After-Tax Contribution" means any after-tax employee contribution made by a Participant as may be permitted under Article V.

The "Beneficiary" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "Compensation" of a Participant for any period means the wages as defined in
Section 3401(a) of the Code, determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed, and all other payments made to him for such period for services as an Employee for which his Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code, but determined prior to any exclusions for amounts deferred under
Section 125, 402(e)(3), 402(h)(1)(B), 403(b), or 457(b) of the Code or for
certain contributions described in Section 414(h)(2) of the Code that are picked up by the employing unit and treated as employer contributions.

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is

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required for a Participant who is covered under the Plan for less than one full
Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

A "Contribution Period" means the period specified in Article VI for which Employer Contributions shall be made.

An "Eligible Employee" means any Employee who has met the eligibility requirements of Article III to have Tax-Deferred Contributions made to the Plan on his behalf.

The "Eligibility Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III or Article VI.

An "Employee" means any salaried, hourly or clerical employee of an Employer other than an employee who is covered by a collective bargaining agreement that does not specifically provide for coverage under the Plan.

An "Employer" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.

An "Employer Contribution" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

An "Enrollment Date" means the first day of each Plan Year quarter.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "General Fund" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

A "Highly Compensated Employee" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.

A "highly compensated active employee" includes any Employee who performs services for an Employer during the determination year and who (i) was a five percent owner at any time during the determination year or the look back year,
(ii) received compensation from an Employer during the look back year in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iii) was in the top paid group of employees for the look back year and received compensation from an Employer during the look

                                       3
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back year in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iv) was an officer of an Employer during the look back year and received compensation during that year in excess of 50 percent of the dollar limitation in effect for that year under Section 415(b)(1)(A) of the Code or, if no officer received compensation in excess of that amount for the look back year or the determination year, received the greatest compensation for the look back year of any officer, or (v) was one of the 100 employees paid the greatest compensation by an Employer for the determination year and would be described in (ii), (iii), or (iv) above if the term "determination year" were substituted for "look back year".

A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.

The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of employees in the top paid group, the 100 employees receiving the greatest compensation from an Employer, the number of employees treated as officers, and the compensation considered, shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

(a)  The "determination year" means the Plan Year.

(b) The "look back year" means the 12-month period immediately preceding the determination year.

An "Hour of Service" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

An "Investment Fund" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

A "Matching Contribution" means any Employer Contribution made to the Plan on account of a Participant's Tax-Deferred Contributions as provided in Article VI.

The "Normal Retirement Date" of an employee means the date he attains age 65.

A "Participant" means any person who has a Participant Account in the Trust.

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A "Participant Account" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

The "Plan" means the DuPont Residential Flooring Systems, Inc. 401(k) Plan, as from time to time in effect.

A "Plan Year" means the period beginning October 1, 1999 and ending December 31, 1999, and each 12-consecutive-month period ending December 31 thereafter.

A "Predecessor Employer" means any predecessor organization of an Employer provided that the Employer maintains a plan of such predecessor organization.

A "Qualified Matching Contribution" means any Matching Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on Tax-Deferred Contributions by Highly Compensated Employees under
Article VII.

A "Qualified Nonelective Contribution" means any Employer Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on Tax-Deferred Contributions by Highly Compensated Employees under
Article VII, except Qualified Matching Contributions.

A "Related Company" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code.

A "Rollover Contribution" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.

The "Settlement Date" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

The "Sponsor" means DuPont Residential Flooring Systems, Inc., and any successor thereto.

A "Sub-Account" means any of the individual sub-accounts of a Participant's Participant Account that is maintained as provided in Article VIII.

A "Tax-Deferred Contribution" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article IV.

The "Trust" means the trust, custodial accounts, annuity contracts, or insurance contracts maintained by the Trustee under the Trust Agreement.

The "Trust Agreement" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

The "Trustee" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in Section 405(c)(3) of ERISA, and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

A "Trust Fund" means any fund maintained under the Trust by the Trustee.

A "Valuation Date" means the date or dates designated by the Sponsor and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Participant Accounts and Sub-Accounts hereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Participant Account, or Sub-Account; provided, however, that the General Fund and each Investment Fund shall be valued and each Participant Account and Sub-Account shall be adjusted no less often than once annually.

The "Vesting Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

1.2  Interpretation

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE II
                                    SERVICE

2.1  Definitions

For purposes of this Article, the following terms shall have the following meanings:

(a) A "break in service" means any computation period during which a person completes fewer than 501 Hours of Service except that no person shall incur a break in service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Company pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

(b) A "computation period" for purposes of determining an employee's years of Vesting Service means each Plan Year.

(c) The "continuous service" of an employee means the service credited to him in accordance with the provisions of Section 2.6 of the Plan.

(d) The "employment commencement date" of an employee means the date he first completes an Hour of Service.

(e) A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption.
       A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(f) The "reemployment commencement date" of an employee means the first date following a severance date on which he again completes an Hour of Service.

(g) The "severance date" of an employee means the earlier of (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights.

2.2  Crediting of Hours of Service

A person shall be credited with an Hour of Service for:

(a) each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Predecessor Employer, or a Related Company during the applicable computation period; provided, however, that hours compensated at a premium rate shall be treated as straight-time hours;

(b) subject to the provisions of Section 2.4, each hour for which he is paid, or entitled to payment, by an Employer, a Predecessor Employer, or a Related Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence;

(c) each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Company during the period that he is absent from work because of service with the armed forces of the United States provided he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights; and

(d) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, a Predecessor Employer, or a Related Company; provided, however, that the same Hour of Service shall not be credited both under paragraph (a) or (b) or (c) of this Section, as the case may be, and under this paragraph (d); and provided, further, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in such paragraph (b) shall be subject to the limitations set forth therein and in Section 2.4.

Notwithstanding the foregoing and solely for purposes of determining whether a person who is on a maternity/paternity absence beginning on or after the first day of the first Plan Year that commences on or after January 1, 1985, has incurred a break in service, Hours of Service shall include those hours with which such person would otherwise have been credited but for such maternity/paternity absence, or shall include eight Hours of Service for each day of maternity/paternity absence if the actual hours to be credited cannot be determined; except that not more than 501 hours are to be credited by reason of any maternity/paternity absence. Any hours included as Hours of Service pursuant to the immediately preceding sentence shall be

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credited to the computation period in which the absence from employment begins, if such person otherwise would incur a break in service in such computation period, or, in any other case, to the immediately following computation period.

2.3  Hours of Service Equivalencies

Notwithstanding any other provision of the Plan to the contrary, an Employer may elect to credit Hours of Service to its employees in accordance with one of the following equivalencies, and if an Employer does not maintain records that accurately reflect actual hours of service, such Employer shall credit Hours of Service to its employees in accordance with one of the following equivalencies:

(a) If the Employer maintains its records on the basis of days worked, an employee shall be credited with 10 Hours of Service for each day on which he performs an Hour of Service.

(b) If the Employer maintains its records on the basis of weeks worked, an employee shall be credited with 45 Hours of Service for each week in which he performs an Hour of Service.

(c) If the Employer maintains its records on the basis of semi-monthly payroll periods, an employee shall be credited with 95 Hours of Service for each semi-monthly payroll period in which he performs an Hour of Service.

(d) If the Employer maintains its records on the basis of months worked, an employee shall be credited with 190 Hours of Service for each month in which he performs an Hour of Service.

2.4  Limitations on Crediting of Hours of Service

In the application of the provisions of paragraph (b) of Section 2.2, the following shall apply:

(a) An hour for which a person is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

(b) Hours of Service shall not be credited with respect to a payment which solely reimburses a person for medical or medically-related expenses incurred by him.

(c) A payment shall be deemed to be made by or due from an Employer, a Predecessor Employer, or a Related Company (i) regardless of whether such payment is made by

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       or due from such employer directly or indirectly, through (among others)
       a trust fund or insurer to which any such employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

(d) No more than 501 Hours of Service shall be credited to a person on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single computation period), unless no duties are performed due to service with the armed forces of the United States for which the person retains reemployment rights as provided in paragraph (c) of Section 2.2.

2.5  Department of Labor Rules

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to computation periods, are hereby incorporated into the Plan by reference.

2.6  Crediting of Continuous Service

A person shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an employee who has a reemployment commencement date within the 12-consecutive-month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

2.7  Eligibility Service

An employee shall be credited with Eligibility Service equal to his continuous service.

2.8  Years of Vesting Service

An employee shall be credited with a year of Vesting Service for each computation period during which he completes at least 1,000 Hours of Service.

2.9  Crediting of Service on Transfer or Amendment

Notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which eligibility service is credited based on Hours of Service and computation periods in accordance with Department of Labor Regulations 2530.200 through 2530.203 to employment covered under the Plan or, prior to amendment, the Plan provided for crediting of service on the basis of Hours of Service and computation periods in accordance with Department of Labor Regulations 2530.200 through 2530.203, an affected Employee shall be credited with Eligibility Service hereunder equal to:

(a) the Employee's years of service credited to him under the Hours of Service method before the computation period in which the transfer or the effective date of the amendment occurs, plus

(b) the greater of (i) the period of service that would be credited to the Employee under the elapsed time method provided hereunder for his employment during the entire computation period in which the transfer or the effective date of the amendment occurs or (ii) the service taken into account under the Hours of Service method for such computation period as of the transfer date or the effective date of the amendment, plus

(c) the service credited to such Employee under the elapsed time method provided hereunder for the period of time beginning on the day after the last day of the computation period in which the transfer or the effective date of the amendment occurs.

In addition, notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which vesting service is credited based on elapsed time in accordance with Treasury Regulations 1.410(a)-7 to employment covered under the Plan, an affected Employee shall be credited with Vesting Service hereunder equal to:

(a) the number of one year periods of service credited to the Employee under the elapsed time method before the transfer date or the effective date of the amendment, plus

(b) his service under the Hours of Service method provided hereunder for the computation period in which the transfer or the effective date of the amendment occurs applying one of the equivalencies set forth in Section
       2.3 to any fractional part of a year credited to the Employee under the elapsed time method as of the transfer date or the effective date of the amendment; provided, however that the same equivalency shall be used for all similarly situated Employees, plus

(c) the service credited to such Employee under the Hours of Service method provided hereunder for computation periods beginning after the computation period in which the transfer or the effective date of the amendment occurs.

                                  ARTICLE III
                                  ELIGIBILITY

3.1  Eligibility

Each Employee who was a participant under the DuPont Commercial Flooring Systems, Inc. 401(k) Plan immediately prior to the effective date of this Plan shall be an Eligible Employee under this Plan as of the effective date. Each other Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has both attained age 21 and completed 1/2 year of Eligibility Service.

3.2  Transfers of Employment

If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date coinciding with or preceding such transfer date he has met the eligibility requirements of Section 3.1.
Otherwise, the eligibility of a person who is so transferred to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section 3.1.

3.3  Reemployment

If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section
3.1 or 3.2.

3.4  Notification Concerning New Eligible Employees

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

3.5  Effect and Duration

Upon becoming an Eligible Employee, an Employee shall be entitled to elect to have Tax-Deferred Contributions made to the Plan on his behalf and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to have Tax-Deferred Contributions made to the Plan on his behalf only so long as he continues employment as an Employee.

                                  ARTICLE IV
                          TAX-DEFERRED CONTRIBUTIONS


4.1  Tax-Deferred Contributions

Effective as of the date he becomes an Eligible Employee, or any subsequent Enrollment Date, each Eligible Employee may elect in accordance with rules prescribed by the Administrator to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf and his election as to the investment of his contributions in accordance with Article X. Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first payment of Compensation made on or after the date on which his election is effective.

4.2  Amount of Tax-Deferred Contributions

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than one percent nor more than 15 percent. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

4.3  Changes in Reduction Authorization

An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions at such time or times during the Plan Year as the Administrator may prescribe by filing an amended reduction authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted hereunder. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

4.4  Suspension of Tax-Deferred Contributions

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may have such contributions suspended for a minimum period of three months at any time by giving such number of days advance notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible

Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

4.5  Resumption of Tax-Deferred Contributions

An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions may have such contributions resumed following the expiration of the minimum three-month suspension period at such time or times during the Plan Year as the Administrator may prescribe, by filing a new reduction authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

4.6  Delivery of Tax-Deferred Contributions

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

4.7  Vesting of Tax-Deferred Contributions

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE V
                     AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1  No After-Tax Contributions

There shall be no After-Tax Contributions made to the Plan.

5.2  Rollover Contributions

An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under
Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

5.3  Vesting of Rollover Contributions

A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                    ARTICLE VI
                              EMPLOYER CONTRIBUTIONS

6.1  Contribution Period

The Contribution Period for Matching Contributions under the Plan shall be each month. The Contribution Period for Qualified Nonelective Contributions under the Plan shall be each Plan Year.

6.2  Qualified Nonelective Contributions

Each Employer may, in its discretion, make a Qualified Nonelective Contribution to the Plan for the Contribution Period in an amount determined by the Sponsor.

6.3  Allocation of Qualified Nonelective Contributions

Any Qualified Nonelective Contribution made for a Contribution Period shall be allocated among the Employees who are eligible to participate in the allocation of Qualified Nonelective Contributions for the Contribution Period, as determined under this Article, other than any such Employee who is a Highly Compensated Employee. The allocable share of each such Employee shall be in the ratio which his Compensation from the Employer for the Plan Year bears to the aggregate of such Compensation for all such Employees.

6.4  Matching Contributions

Each Employer shall make a Matching Contribution to the Plan for each Contribution Period in an amount equal to ten percent of the aggregate "eligible Tax-Deferred Contributions " for the Contribution Period made on behalf of its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. For purposes of this Article, "eligible Tax-Deferred Contributions" with respect to an Employee mean the Tax-Deferred Contributions made on his behalf for the Contribution Period in an amount up to, but not exceeding, the "match level". For purposes of this Article, the "match level" means eight percent of an Employee's Compensation for the Contribution Period.

An Employer may designate any portion or all of its Matching Contribution as a Qualified Matching Contribution. Amounts that are designated as Qualified Matching Contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to Qualified Matching Contributions shall be at all times 100 percent.

6.5  Allocation of Matching Contributions

Any Matching Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be an amount equal to ten percent of the "eligible Tax-Deferred Contributions" made on his behalf for the Contribution Period.

6.6  Verification of Amount of Employer Contributions by the Sponsor

The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

6.7  Payment of Employer Contributions

Employer Contributions made for a Contribution Period shall be paid in cash to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6.8  Eligibility to Participate in Allocation

Each Employee shall be eligible to participate in the allocation of Employer Contributions beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of Article III.

6.9  Vesting of Employer Contributions

A Participant's vested interest in his Qualified Nonelective Contributions Sub-Account shall be at all times 100 percent. A Participant's vested interest in his Matching Contributions Sub-Account shall be determined in accordance with the following schedule:

     Years of Vesting Service         Vested Interest
     ------------------------         ---------------

        Less than 1                          0%
        1 but less than 2                   20%
        2 but less than 3                   40%
        3 but less than 4                   60%
        4 but less than 5                   80%
        5 or more                          100%

Notwithstanding the foregoing, if a Participant is employed by an Employer or a Related Company on his Normal Retirement Date, the date he becomes physically or mentally disabled such that he can no longer continue in the service of his Employer, as determined by the Administrator on the basis of a written certificate of a physician acceptable to it, or the date he dies, his vested interest in his Matching Contributions Sub-Account shall be 100 percent.

6.10 Election of Former Vesting Schedule

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

6.11 Forfeitures to Reduce Employer Contributions

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year and/or such forfeitures may be used to pay Plan expenses.

                                  ARTICLE VII
                         LIMITATIONS ON CONTRIBUTIONS


7.1  Definitions

For purposes of this Article, the following terms have the following meanings:

(a) The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified matching contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

(c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions and Employer Contributions allocated to his Participant Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(d) The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

(e) The "contribution percentage" with respect to an eligible participant for a particular Plan Year means the ratio of the matching contributions made to the Plan on his behalf for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Sponsor may elect to take into account in computing the numerator of each eligible participant's contribution percentage the Tax-Deferred Contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Tax-Deferred Contributions, qualified matching contributions, and/or qualified nonelective contributions that were taken into account in computing the numerator of an eligible participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related Company on behalf of a Participant in lieu of cash compensation pursuant to his election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(g) An "eligible participant" means any Employee who is eligible to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages), or to participate in the allocation of matching contributions (including qualified matching contributions).

(h) An "excess deferral" with respect to a Participant means that portion of a Participant's Tax-Deferred Contributions that when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

(i)    A "limitation year" means the Plan Year.

(j) A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under the Plan or any other plan of an Employer or a Related Company solely on account of elective contributions made on his behalf or employee contributions made by him.

(k) A "qualified matching contribution" means any matching contribution that is a qualified matching contribution as defined in regulations issued under Section 401(k) of the Code, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(l) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Section 401(k) and Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(m) The "test compensation" of an Eligible Employee for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to $150,000 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

7.2  Code Section 402(g) Limit

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year.
Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in computing the
                                   ---
Eligible Employee's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.3    Distribution of Excess Deferrals

Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that excess deferrals have been made on his behalf under the Plan for such taxable year, the excess deferrals, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.4    Limitation on Tax-Deferred Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible Employees; or

(b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions, qualified nonelective contributions, and qualified matching contributions (to the extent that qualified nonelective contributions and qualified matching contributions are taken into account in computing actual deferral percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan.
Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy
Section 401(k) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified nonelective contributions and/or qualified matching contributions taken into account in computing actual deferral percentages for any Plan Year.

7.5    Distribution of Excess Tax-Deferred Contributions

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.4 is exceeded in any Plan Year, the Tax-Deferred Contributions and qualified matching contributions (to the extent that such qualified matching contributions are taken into account in computing his actual deferral percentage) made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 7.4, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.4 shall be determined by reducing Tax-Deferred Contributions and qualified matching contributions (to the extent that such qualified matching contributions are taken into account in computing his actual deferral percentage) made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Tax-Deferred Contributions shall be made after application of Section 7.3, if applicable.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.6    Limitation on Matching Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the matching contributions made with respect to a Plan Year on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

(b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants.

In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as
if the Plan and such one or more other plans were a single plan.   Plans may be
aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions, qualified matching contributions, and qualified nonelective contributions taken into account in computing contribution percentages for any Plan Year.

7.7    Forfeiture or Distribution of Excess Contributions

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions made on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan on behalf of a Highly Compensated Employee under Section 7.6 shall be determined by reducing matching contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages.

Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. Excess matching contributions shall be distributable to the extent the Participant has a vested interest in his Employer Contributions Sub-Account that is attributable to matching contributions, other than qualified matching contributions, and shall otherwise be forfeitable. The determination of the amount of excess matching contributions shall be made after application of Section 7.3, if applicable, and after application of Section 7.5, if applicable.

7.8    Multiple Use Limitation

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated Employees and the average contribution percentage for eligible participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of Section 7.5 and
Section 7.7, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the actual deferral percentages of Eligible Employees who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess Tax-Deferred Contributions and disposed of as provided in Section 7.5, or in an alternative manner, consistently applied, that may be permitted by regulations issued under Section 401(m) of the Code.

7.9    Determination of Income or Loss

The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participant's Participant Accounts.

7.10   Code Section 415 Limitations on Crediting of Contributions and
Forfeitures

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Participant Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made on behalf of the Participant to the extent necessary in the following order:

       Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

       Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have been matched and the matching contributions attributable thereto, if any, shall be reduced pro rata.

       Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Participant Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions or Employer Contributions may be made to the Plan on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

7.11   Coverage Under Other Qualified Defined Contribution Plan

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, such excess shall be reduced first by applying the procedures set forth in Section 7.10. If the limitation contained in Section 7.10 is still not satisfied, such excess shall be reduced by returning the employee contributions made by the Participant for the limitation year under all such other plans and the income attributable thereto to the extent necessary. If the limitation contained in Section 7.10 is still not satisfied after returning all of such employee contributions, then the portion of the employer contributions and of forfeitures for the limitation year under all such other plans that has been allocated to the Participant thereunder, but which exceeds the limitation set forth in Section 7.10 shall be reduced and disposed of as provided in such other plans; provided, however, that if the Participant is covered by a money purchase pension plan, the forfeiture shall be effected first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation is still not satisfied, then under such money purchase pension plan.

7.12   Coverage Under Qualified Defined Benefit Plan

If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year.
If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section is exceeded, contributions and forfeitures allocated to the Participant under the Plan and any other defined contribution plan maintained by the Employer or a Related Company shall be disposed of in the order and manner specified in
Section 7.11 to the extent necessary to meet such limitation.

7.13   Scope of Limitations

The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                 ARTICLE VIII
                     TRUST FUNDS AND PARTICIPANT ACCOUNTS

8.1    General Fund

The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

8.2    Investment Funds

The Sponsor shall determine the number and type of Investment Funds and select the investments for such Investment Funds. The Sponsor shall communicate the same and any changes therein in writing to the Administrator. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

The Sponsor may determine to offer one or more Investment Funds that are invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

8.3    Loan Investment Fund

If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Sponsor shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. The assets of the loan Investment Fund shall be held as a separate trust fund. A Participant's loan Investment Fund shall be invested in the note reflecting the loan that is executed by the Participant in accordance with the provisions of
Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in
Article XII.

8.4    Income on Trust

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

8.5    Participant Accounts

As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Participant Account in his name reflecting his interest in the Trust. Each Participant Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Participant Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

8.6    Sub-Accounts

A Participant's Participant Account shall be divided into individual Sub-Accounts reflecting the portion of the Participant's Participant Account that is derived from Tax-Deferred Contributions, Rollover Contributions, or Employer Contributions. Each Sub-Account shall reflect separately contributions allocated to each Trust Fund maintained hereunder and the earnings and losses attributable thereto. The Employer Contributions Sub-Account shall reflect separately that portion of such Sub-Account that is derived from Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. Such other Sub-Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

                                  ARTICLE IX
                           LIFE INSURANCE CONTRACTS


9.1    No Life Insurance Contracts

There shall be no life insurance contracts purchased under the Plan.

                                   ARTICLE X
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS


10.1   Future Contribution Investment Elections

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made effective as of the date or dates prescribed by the Administrator.

10.2   Deposit of Contributions

All Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Participant Account, the Participant shall be notified and an investment election form shall be provided to him. Until such Participant shall make an effective election under this Section, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

10.3   Election to Transfer Between Funds

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's transfer election shall specify either
(i) a percentage, in the percentage increments prescribed by the Administrator, of the amount eligible for transfer, which percentage may not exceed 100 percent, or (ii) a dollar amount that is to be transferred. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made effective as of the date or dates prescribed by the Administrator.

10.4   404(c) Plan

The Plan is intended to constitute a plan described in Section 404(c) of ERISA and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                                  ARTICLE XI
                  CREDITING AND VALUING PARTICIPANT ACCOUNTS


11.1   Crediting Participant Accounts

All contributions made under the provisions of the Plan shall be credited to Participant Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

11.2   Valuing Participant Accounts

Participant Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

11.3   Plan Valuation Procedures

With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Participant Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a) First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

(b) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

(c) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Participant Accounts in the Trust Fund in the ratio of the balance of the portion of such Participant Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Participant Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Participant Accounts in the Trust Fund similarly adjusted, and each

       Participant Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

11.4  Finality of Determinations

The Trustee shall have exclusive responsibility for determining the balance of each Participant Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

11.5  Notification

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Participant Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                  ARTICLE XII
                                     LOANS


12.1   Application for Loan

A Participant who is a party in interest may make application to the Administrator for a loan from his Participant Account. Loans shall be made to Participants in accordance with written rules prescribed by the Administrator which are hereby incorporated into and made a part of the Plan.

As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan equal to the amount of the loan; provided, however, that in no event may the security interest exceed 50 percent of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. In the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding and/or by personal check. No loan in excess of 50 percent of the Participant's vested interest under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

A loan shall not be granted unless the Participant consents to the charging of his Participant Account for unpaid principal and interest amounts in the event the loan is declared to be in default. If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent in writing to any loan hereunder. Any spousal consent given pursuant to this Section must acknowledge the effect of the loan and must be witnessed by a Plan representative or a notary public. Such spousal consent shall be binding with respect to the consenting spouse and any subsequent spouse with respect to the loan. A new spousal consent shall be required if the Participant's Participant Account is used for security in any renegotiation, extension, renewal, or other revision of the loan.

12.2   Reduction of Account Upon Distribution

Notwithstanding any other provision of the Plan, the amount of a Participant's Participant Account that is distributable to the Participant or his Beneficiary under Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Participant Account and less than 100 percent of the Participant's vested interest in his Participant Account (determined without regard to the preceding sentence) is payable to his surviving spouse, then the balance of the Participant's vested interest in his Participant Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to the surviving spouse.

12.3   Requirements to Prevent a Taxable Distribution

Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this
Article:

(a) The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

(b) The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

       (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

       (ii) 50 percent of the vested portions of the Participant's Participant Account and his vested interest under all other plans maintained by an Employer or a Related Company.

(c) The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

(d) Except as otherwise permitted under Treasury regulations, substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly.

12.4   Administration of Loan Investment Fund

Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, as directed by the Administrator, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this Article shall be deposited to his Participant Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

12.5   Default

If a Participant fails to make or cause to be made, any payment required under the terms of the loan within 90 days following the date on which such payment shall become due or there is an outstanding principal balance existing on a loan after the last scheduled repayment date, the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Participant Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

12.6   Special Rules Applicable to Loans

Any loan made hereunder shall be subject to the following rules:

(a) Loans limited to Eligible Employees: No loans shall be made to an Employee who makes a Rollover Contribution in accordance with Article V, but who is not an Eligible Employee as provided in Article III.

(b) Minimum Loan Amount: A Participant may not request a loan for less than $1,000.

(c) Maximum Number of Outstanding Loans: A Participant with an outstanding loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or obtain a second loan for the purpose of paying off the existing loan.

(d) Maximum Period for Real Estate Loans: The term of any loan to a Participant that is used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant shall be no greater than ten years.

(e) Pre-Payment Without Penalty: A Participant may pre-pay the balance of any loan hereunder prior to the date it is due without penalty.

(f) Effect of Termination of Employment: Upon a Participant's termination of employment, the balance of any outstanding loan hereunder shall immediately become due and owing.

                                 ARTICLE XIII
                          WITHDRAWALS WHILE EMPLOYED

13.1   Withdrawals of Rollover Contributions

A Participant who is employed by an Employer or a Related Company may, at any time, elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his Rollover Contributions Sub-Account.

13.2   Withdrawals of Matching Contributions

A Participant who is employed by an Employer or a Related Company and has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his vested interest in his Matching Contributions Sub-Account. Notwithstanding the foregoing, in no event may a Participant withdraw that portion of his Matching Contributions Sub-Account that is attributable to Matching Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. The maximum amount that a Participant may withdraw pursuant to this Section shall be an amount ("X") determined by the following formula:

       X = P(AB + (R x D)) - (R x D)

       For purposes of the formula:

       P = The Participant's vested interest in his Matching Contributions Sub-Account on the date distribution is to be made.

       AB = The balance of the Participant's Matching Contributions Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made.

       R = The ratio of (i) the balance of the Participant's Matching Contributions Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made to (ii) the balance of the Participant's Employer Contributions Sub-Account after distribution is made.

       D = The amount of all prior withdrawals from the Participant's Matching Contributions Sub-Account made pursuant to this Section.

13.3 Withdrawals of Tax-Deferred Contributions

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his Tax-Deferred Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section because of a hardship is the balance of his Tax-Deferred Contributions Sub-Account, exclusive of any earnings credited to such Sub-Account.

13.4   Limitations on Withdrawals Other than Hardship Withdrawals

Withdrawals made pursuant to this Article, other than hardship withdrawals, shall be subject to the following conditions and limitations:

       A Participant must file a withdrawal application with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe.

       Withdrawals may be made effective as of the date or dates prescribed by the Administrator.

       A Participant who makes a withdrawal from his Rollover Contributions Sub-Account may not make a further withdrawal of Rollover Contributions under this Article during the remainder of the Plan Year in which the withdrawal is effective.

If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent in writing to any withdrawal hereunder.

13.5   Conditions and Limitations on Hardship Withdrawals

A Participant must file an application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective as of the date or dates prescribed by the Administrator. If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent to any withdrawal hereunder. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

(b) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant;

(d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

(e) solely with respect to hardship withdrawals of Matching Contributions, such facts and circumstances that the Administrator determines to be of sufficient magnitude as to impair the Participant's financial security.

A withdrawal of Tax-Deferred Contributions shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

       The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

       The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

       The Participant's Tax-Deferred Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least twelve months after his receipt of the withdrawal.

       The Participant shall not make Tax-Deferred Contributions or elective tax-deferred contributions under any other tax-qualified plan maintained by an Employer or any Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of the Participant's Tax-Deferred

       Contributions and elective tax-deferred contributions under any other plan maintained by an Employer or any Related Company for the taxable year of the withdrawal.

The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

13.6   Order of Withdrawal from a Participant's Sub-Accounts

Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

                                  ARTICLE XIV
                 TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE


14.1   Termination of Employment and Settlement Date

A Participant's Settlement Date shall occur on the date he terminates employment with an Employer and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

14.2   Separate Accounting for Non-Vested Amounts

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100 percent, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in the following Section. If prior to his Settlement Date such a Participant made a withdrawal in accordance with the provisions of Article XIII, the vested portion of his Employer Contributions Sub-Account shall be equal to the maximum withdrawable amount as determined under Article XIII, without regard to any exclusion for amounts attributable to Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII.

14.3   Disposition of Non-Vested Amounts

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a) If the Participant has no vested interest in his Participant Account upon the occurrence of his Settlement Date or his vested interest in his Participant Account as of the date of distribution does not exceed $3,500 resulting in the Participant's receipt of a single sum payment of such vested interest, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will be forfeited and his Participant Account closed as of the date the Participant first incurs a one-year break in service following (i) the Participant's Settlement Date, if the Participant has no vested interest in his Participant Account, or (ii) the Participant's receipt of the single sum payment.

(b) If the Participant's vested interest in his Participant Account exceeds $3,500 and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Participant Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will be forfeited and his Participant Account closed as of the date the Participant first incurs a one-year break in service following his receipt of the single sum payment, provided that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(c) If neither paragraph (a) nor paragraph (b) is applicable, the non-vested portion of the Participant's Employer Contributions Sub-Account will continue to be held in such Sub-Account and will not be forfeited until the date the Participant incurs five consecutive breaks in service.

Whenever the non-vested portion of a Participant's Employer Contributions Sub-Account is forfeited under the provisions of the Plan with respect to a Plan Year, the amount of such forfeiture, as of the last day of the Plan Year, shall be applied against Plan expenses for the Plan Year and/or against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

14.4   Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of this Article and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Participant Account in his name, without adjustment for interim gains or losses experienced by the Trust, if he returns to employment with an Employer or a Related Company before he incurs five consecutive breaks in service commencing after the later of his Settlement Date or the date he received distribution of his vested interest in his Participant Account. Funds needed in any Plan Year to recredit the Participant Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

A former Participant who received a distribution and who returns to employment within the time period described above may elect to repay to the Plan the full amount of such distribution that is attributable to Employer Contributions before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii) the date he incurs five consecutive breaks in service commencing after the date he received distribution of his vested interest in his Participant Account.

                                  ARTICLE XV
                                 DISTRIBUTIONS

15.1   Distributions to Participants

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

15.2   Distributions to Beneficiaries

If a Participant dies prior to the date distribution of his vested interest in his Participant Account begins under this Article, his Beneficiary shall receive distribution of the Participant's vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

(a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or
       (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his vested interest in his Participant Account begins under this Article, but before his entire vested interest in his Participant Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Participant Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

15.3   Cash Outs and Participant Consent

Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Participant Account does not exceed $3,500, distribution of such vested interest shall be made to the Participant in a single sum payment as soon as reasonably practicable following his Settlement Date. If a Participant's vested interest in his Participant Account is $0, he shall be deemed to have received distribution of such vested interest as of his Settlement Date. If a Participant's vested interest in his Participant Account exceeds $3,500, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent and the written consent of his spouse if the Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI and payment is not made through the purchase of a qualified joint and survivor annuity. If at the time of a distribution or deemed distribution to a Participant from his Participant Account, the Participant's vested interest in his Participant Account exceeded $3,500, then for purposes of this Section, the Participant's vested interest in his Participant Account on any subsequent date shall be deemed to exceed $3,500.

15.4   Required Commencement of Distribution

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Participant Account shall commence to the Participant no later than the earlier of:

(a) unless the Participant elects a later date, 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b) the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Participant Account shall commence no later than the April 1 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

15.5   Reemployment of a Participant

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

15.6   Restrictions on Alienation

Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders and Section 1.401(a)-13(b)(2) of Treasury regulations relating to Federal tax levies and judgments, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.7   Facility of Payment

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Participant Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

15.8   Inability to Locate Payee

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

15.9   Distribution Pursuant to Qualified Domestic Relations Orders

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

                                  ARTICLE XVI
                                FORM OF PAYMENT

16.1   Definitions

For purposes of this Article, the following terms have the following meanings:

(a) A Participant's "annuity starting date" means the first day of the first period for which an amount is paid as an annuity or any other form.

(b) The "automatic annuity form" means the form of annuity that will be purchased on behalf of a Participant who has elected the optional annuity form of payment unless the Participant elects another form of annuity.

(c) A "qualified election" means an election that is made during the qualified election period. A qualified election of a form of payment other than a qualified joint and survivor annuity or designating a Beneficiary other than the Participant's spouse to receive amounts otherwise payable as a qualified preretirement survivor annuity must include the written consent of the Participant's spouse, if any. A Participant's spouse will be deemed to have given written consent to the Participant's election if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. The spouse's written consent must acknowledge the effect of the Participant's election and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify the form of payment selected instead of a joint and survivor annuity, if applicable, and that such form may not be changed (except to a qualified joint and survivor annuity) without written spousal consent and specify any non-spouse Beneficiary designated by the Participant, if applicable, and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent as provided in clause (i), but permit the Participant to change the form of payment selected or the designated Beneficiary without the spouse's further consent. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be irrevocable and shall be effective only with respect to such spouse and not with respect to any subsequent spouse.

(d) The "qualified election period" with respect to the automatic annuity form means the 90 day period ending on a Participant's annuity starting date. The "qualified election period" with respect to a qualified preretirement survivor annuity means the period beginning on the later of
       (i) the date he elects an annuity form of payment or (ii) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the day he terminates employment with his Employer and all Related Companies. A Participant whose employment has not terminated may make a qualified election designating a Beneficiary other than his spouse prior to the Plan Year in which he attains age 35; provided, however, that such election shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

(e) A "qualified joint and survivor annuity" means an immediate annuity payable at earliest retirement age under the Plan, as defined in regulations issued under Section 401(a)(11) of the Code, for the life of a Participant with a survivor annuity payable for the life of the Participant's spouse that is equal to at least 50 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse, provided that the survivor annuity shall not be payable to a Participant's spouse if such spouse is not the same spouse to whom the Participant was married on his annuity starting date.

(f) A "qualified preretirement survivor annuity" means an annuity payable to the surviving spouse of a Participant in accordance with the provisions of Section 16.6.

(g) A "single life annuity" means an annuity payable for the life of the Participant.

16.2  Normal Form of Payment

Except as otherwise provided in Section 16.6, unless a Participant, or his Beneficiary, if the Participant has died, elects one of the optional forms of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment.

16.3  Optional Forms of Payment

A Participant, or his Beneficiary, as the case may be, may elect to receive distribution of all or a portion of his Participant Account in one of the following optional forms of payment:

(a) Installment Payments - Distribution shall be made in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Participant Account. The determination of life expectancies shall be made on the basis of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated once at the time installment payments begin.

(b) Annuity Contract - Distribution shall be made through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the

       Participant, or his Beneficiary, if the Participant has died, shall select, subject to the provisions of Section 16.5; provided, however, that a Participant's Beneficiary may not elect to receive distribution of an annuity payable over the joint lives of the Beneficiary and any other individual. The terms of any annuity contract purchased hereunder and distributed to a Participant or his Beneficiary shall comply with the requirements of the Plan.

16.4  Change of Option Election

Subject to the provisions of Section 16.5, a Participant or Beneficiary who has elected an optional form of payment may revoke or change his election at any time prior to his annuity starting date by filing with the Administrator a written election in the form prescribed by the Administrator.

16.5  Form of Annuity Requirements

If a Participant elects to receive distribution through the purchase of an annuity contract, distribution shall be made to such Participant through the purchase of an annuity contract that provides for payment in one of the following automatic annuity forms, unless the Participant elects a different type of annuity:

(a) The automatic annuity form for a Participant who is married on his annuity starting date is the 50 percent qualified joint and survivor annuity.

(b) The automatic annuity form for a Participant who is not married on his annuity starting date is the single life annuity.

A Participant's election of an annuity other than the automatic annuity form shall not be effective unless it is a qualified election; provided, however, that spousal consent shall not be required if the form of annuity elected by the Participant is a qualified joint and survivor annuity. A Participant who has elected the optional annuity form of payment can revoke or change his election only pursuant to a qualified election.

16.6   Qualified Preretirement Survivor Annuity Requirements

If a married Participant elects to receive distribution through the purchase of an annuity contract and dies before his annuity starting date, his spouse shall receive distribution of 50 percent of the value of the Participant's vested interest in his Participant Account through the purchase of an annuity contract that provides for payment over the life of the Participant's spouse. A Participant's spouse may elect to receive distribution under any one of the other forms of payment available under this Article instead of in the qualified preretirement survivor annuity form. If a married Participant's Beneficiary designation on file with the Administrator pursuant to Article XVII designates a non-spouse Beneficiary, the non-spouse Beneficiary shall be entitled to receive distribution only of the Participant's vested interest in his Participant Account that remains after distribution has been made to the Participant's spouse. A Participant can only designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity pursuant to a qualified election.

16.7 Direct Rollover

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have any portion or all of a distribution that is an "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee"; provided, however, that this provision shall not apply if the total distribution is less than $200 and that a "qualified distributee" may not elect this provision with respect to a portion of a distribution that is less than $500. Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover and shall be made only after all applicable consent requirements are satisfied. For purposes of this Section, the following terms have the following meanings:

(a) An "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
       Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Section 401(a) of the Code.

(b) An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Participant Account; provided, however, that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the qualified distributee or the joint lives or joint life expectancies of the qualified distributee and the qualified distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under
       Section 401(a)(9) of the Code.

(c) A "qualified distributee" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

16.8 Notice Regarding Forms of Payment

Within the 60 day period ending 30 days before a Participant's annuity starting date, the Administrator shall provide him with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment available under the Plan, including a written explanation of
(i) the terms and conditions of the automatic annuity form applicable if the Participant elects to receive distribution through the purchase of an annuity contract, (ii) the Participant's right to choose a form of payment other than the automatic annuity form or to revoke such choice, and (iii) the rights of the Participant's spouse. Notwithstanding the foregoing, distribution of the Participant's Participant Account may commence less than 30 days after such notice is provided to the Participant if (i) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date and his election of a form of payment for a period of at least 30 days following his receipt of the notice, (ii) the Participant, after receiving the notice, affirmatively elects an early distribution with his spouse's written consent, if necessary, (iii) the Participant's annuity starting date is a date after the date the notice is provided to him, (iv) the Participant may revoke his election at any time prior to the later of his annuity starting date or the expiration of the seven-day period beginning the day after the date the notice is provided to him, and (v) distribution does not commence to the Participant before such revocation period ends.

In addition, the Administrator shall provide such a Participant with a written explanation of (i) the terms and conditions of the qualified preretirement survivor annuity, (ii) the Participant's right to designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity or to revoke such designation, and (iii) the rights of the Participant's spouse. The Administrator shall provide such explanation within one of the following periods, whichever ends last:

(a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(b) the period beginning 12 calendar months before the date an individual becomes a Participant and ending 12 calendar months after such date; or

(c) the period beginning 12 calendar months before the date the Participant elects to receive distribution through the purchase of an annuity contract and ending 12 calendar months after such date;

provided, however, that in the case of a Participant who separates from service prior to attaining age 35, the explanation shall be provided to such Participant within the period beginning 12 calendar months before the Participant's separation from service and ending 12 calendar months after his separation from service.

16.9 Reemployment

If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Participant Account, his prior election of a form of payment hereunder shall become ineffective. Notwithstanding the foregoing, if a Participant had elected to receive distribution through the purchase of an annuity contract, the requirements of Sections 16.5 and 16.6 of the Plan shall continue in effect with respect to his entire Participant Account.

                                 ARTICLE XVII
                                 BENEFICIARIES


17.1 Designation of Beneficiary

A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent; provided, however, that such written spousal consent shall not be required if the Participant is not married to such spouse on the date as of which distribution of the Participant's Participant Account commences. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution. A Participant's designation of a Beneficiary shall be subject to the qualified preretirement survivor annuity provisions of Article XVI.

17.2 Spousal Consent Requirements

Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify any non-spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent to a specific Beneficiary, but permit the Participant to change the designated Beneficiary without the spouse's further consent. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                 ARTICLE XVIII
                                ADMINISTRATION


18.1 Authority of the Sponsor

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in Section 402(a)(2) of ERISA. The Sponsor may:

(a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among named fiduciaries; and

(b) designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

18.2 Action of the Sponsor

Any act authorized, permitted, or required to be taken under the Plan by the Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the board of directors of the Sponsor or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this Section.

18.3 Claims Review Procedure

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

(a) the date on which the Claimant's request was filed with the Sponsor; provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b) the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

(c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and Plan provisions upon which the Sponsor's decision was based.

18.4 Qualified Domestic Relations Orders

The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

18.5 Indemnification

In addition to whatever rights of indemnification the Trustee or the members of the board of directors of the Sponsor or any employee or employees of the Sponsor to whom any power, authority, or responsibility is delegated pursuant to
Section 18.2, may be entitled under the articles of incorporation or regulations of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

18.6 Actions Binding

Subject to the provisions of Section 18.3, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION


19.1 Amendment

Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of its board of directors, or such officers of the Sponsor as are authorized by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

19.2 Limitation on Amendment

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

19.3 Termination

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) As of the termination date, each Investment Fund shall be valued and all Participant Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b) All Participant Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of
       Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section

       4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Participant Account.

(c) Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code) unless
       (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and
       (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph
       (B), or sub-paragraph (H) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.4 Reorganization

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if
(i) the distribution would constitute a "lump sum distribution" as defined in section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), or
(iv) of sub-paragraph (A),
sub-paragraph (B), or sub-paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.5 Withdrawal of an Employer

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Participant Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

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

                                  ARTICLE XX
                          ADOPTION BY OTHER ENTITIES


20.1 Adoption by Related Companies

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

20.2 Effective Plan Provisions

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                  ARTICLE XXI
                           MISCELLANEOUS PROVISIONS


21.1 No Commitment as to Employment

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

21.2 Benefits

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3 No Guarantees

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4 Expenses

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Participant Account of a specific Participant shall be paid from that Participant Account and the costs incident to the management of the assets of an Investment Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

21.5 Precedent

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

21.6 Duty to Furnish Information

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

21.7  Withholding

The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

21.8  Merger, Consolidation, or Transfer of Plan Assets

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.9  Back Pay Awards

The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV, shall be made out of the proceeds of such back pay award or agreement. In addition, if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Participant Account of such Participant. Any additional contributions made by such Participant and by an Employer pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of Articles IV, VI, and VII.

21.10 Condition on Employer Contributions

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the

Plan under Section 401(a) of the Code, the exempt status of the Trust under
Section 501(a) of the Code, and the deductibility of the contribution under
Section 404 of the Code. Except as otherwise provided in this Section and
Section 21.11, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

21.11  Return of Contributions to an Employer

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)  is made under a mistake of fact, or

(b)  is disallowed as a deduction under Section 404 of the Code,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

21.12  Validity of Plan

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State or Commonwealth in which the Trustee has its principal place of business or, if the Trustee is an individual or group of individuals, the State or Commonwealth in which the Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

21.13  Trust Agreement

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

21.14  Parties Bound

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

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

21.15  Application of Certain Plan Provisions

A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X. For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan.
Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

21.16  Leased Employees

Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Employer for which he performs services for all purposes of the Plan; provided, however, that contributions to a qualified plan made on behalf of a leased employee by the leasing organization that are attributable to services for the Employer shall be treated as having been made by the Employer and there shall be no duplication of benefits under this Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

21.17  Transferred Funds

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing. In addition, notwithstanding any other provision of the Plan to the contrary, the forms of payment and other provisions that were available with respect to such funds immediately prior to the transfer or merger and that may not be eliminated under Section

411(d)(6) of the Code shall continue to be available under the Plan with respect to amounts attributable to the transferred or merged funds.

                                 ARTICLE XXII
                             TOP-HEAVY PROVISIONS


22.1  Definitions

For purposes of this Article, the following terms shall have the following meanings:

(a)    The "compensation" of an employee means compensation as defined in
       Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

(d)    A "non-key employee" means any Employee who is not a key employee.

(e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(j) A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

22.2  Applicability

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article VI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article VI, to continue to have his vested interest in his Employer Contributions Sub-Account determined in accordance with the vesting schedule specified in Section 22.5.

22.3  Minimum Employer Contribution

If the Plan is determined to be a top-heavy plan, the Employer Contributions allocated to the Participant Account of each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Participant Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of
Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. In lieu of the minimum allocation described in the preceding sentence, the Employer Contributions allocated to the Participant Account of each non-key employee who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan maintained by an Employer or a Related Company will be no less than five percent of his compensation. Any minimum allocation to a non-key employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions.

22.4  Adjustments to Section 415 Limitations

If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of an Employer or a Related Company for such top-heavy Plan Year is not less than the lesser of three percent times years of service with an Employer or a Related Company or thirty percent.

22.5  Accelerated Vesting

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

     Years of Vesting Service              Vested Interest
     ------------------------              ---------------

     Less than 1                               0%
     1 but less than 2                        20%
     2 but less than 3                        40%
     3 but less than 4                        60%
     4 but less than 5                        80%
     5 or more                               100%

                                 ARTICLE XXIII
                                EFFECTIVE DATE


23.1  Effective Date

The Plan is effective as of October 1, 1999.


                                 *               *              *

                     EXECUTED AT ______________________________________________,

________________________, this ____ day of ________________, 19____.


                                  DUPONT RESIDENTIAL FLOORING SYSTEMS, INC.


                                  By:_________________________________________
                                     Title:

                                FIRST AMENDMENT
                                       TO
                   DUPONT RESIDENTIAL FLOORING SYSTEMS, INC.
                                  401(k) PLAN

     The DuPont Residential Flooring Systems, Inc. 401(k) Plan, originally effective as of October 1, 1999, is hereby amended, effective as of February 1, 2000, by modifying the Plan to provide as follows:

          1.     Article V of the Plan is amended to provide as follows:

                                   ARTICLE V
                     AFTER-TAX AND ROLLOVER CONTRIBUTIONS


     5.1  After-Tax Contributions

     An Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to make After-Tax Contributions to the Plan. After-Tax Contributions may be made either by payroll withholding and/or by delivery of a cash amount to an Eligible Employee's Employer, as determined by the Administrator. If the Eligible Employee does not already have an investment election on file with the Administrator, his election to make After-Tax Contributions to the Plan shall include his election as to the investment of his contributions in accordance with Article X. An Eligible Employee's election to make After-Tax Contributions by payroll withholding may be made effective as of any Enrollment Date occurring on or after the date on which he becomes an Eligible Employee. After-Tax Contributions by payroll withholding shall commence with the first payment of Compensation made on or after the Enrollment Date on which the Eligible Employee's election is effective.

     5.2  Amount of After-Tax Contributions by Payroll Withholding

     The amount of After-Tax Contributions made by an Eligible Employee by payroll withholding shall be an integral percentage of his Compensation of not less than one percent nor more than seven percent his Compensation.

     5.3  Changes in Payroll Withholding Authorization

     An Eligible Employee may change the percentage of his future Compensation that he contributes to the Plan as After-Tax Contributions by payroll withholding at such time or times during the Plan Year as the Administrator may prescribe by filing an amended payroll withholding authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his payroll withholding authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 5.2. After-Tax Contributions shall be made pursuant to an Eligible Employee's amended payroll withholding authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

     5.4  Suspension of After-Tax Contributions by Payroll Withholding

     An Eligible Employee who is making After-Tax Contributions by payroll withholding may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until After-Tax Contributions are resumed as hereinafter set forth.

     5.5  Resumption of After-Tax Contributions by Payroll Withholding

     An Eligible Employee who has voluntarily suspended his After-Tax Contributions made by payroll withholding in accordance with Section 5.4 may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe by filing a new payroll withholding authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

     5.6  Rollover Contributions

     An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it seems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

     5.7  Delivery of After-Tax Contributions

     As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets or as soon as reasonably practicable after an amount has been delivered to an Employer by an Employee, the Employer shall cause to be delivered to the Trustee in cash the After-Tax Contributions attributable to such amount.

     5.8  Vesting of After-Tax Contributions and Rollover Contributions

     A Participant's vested interest in his After-Tax Contributions Sub-Account and his Rollover Contributions Sub-Account shall be at all times 100 percent.


          2. Sections 6.4 and 6.5 of the Plan are amended to provide as follows:


     6.4  Matching Contributions

     Each Employer shall make a Matching Contribution to the Plan for each Contribution Period in an amount equal to 30 percent of the aggregate "eligible Tax-Deferred Contributions" for the Contribution Period made on behalf of its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. For purposes of this Article, "eligible Tax-Deferred Contributions" with respect to an Employee mean the Tax-Deferred Contributions made on his behalf for the Contribution Period in an amount up to, but not exceeding, the "match level". For purposes of this Article, the "match level" means seven percent of an Employee's Compensation for the Contribution Period.

     An Employer may designate any portion or all of its Matching Contribution as a Qualified Matching Contribution. Amounts that are designated as Qualified Matching Contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to Qualified Matching Contributions shall be at all times 100 percent.

     6.5  Allocation of Matching Contributions

     Any Matching Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be an amount equal to 30 percent of the "eligible Tax-Deferred Contributions" made on his behalf for the Contribution Period.

          3. Section 7.1(c) and (g) of the Plan are amended to provide as follows:

     (c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions, Employer Contributions, and After-Tax Contributions allocated to his Participant Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.


     (g) An "eligible participant" means any Employee who is eligible to make After-Tax Contributions or to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages), or to participate in the allocation of matching contributions (including qualified matching contributions).


          4.    Section 7.6 of the Plan is amended to provide as follows:

     7.6 Limitation on Matching Contributions and After-Tax Contributions of Highly Compensated Employees

     Notwithstanding any other provision of the Plan to the contrary, the matching contributions and After-Tax Contributions made with respect to a Plan Year by or on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

     (a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

     (b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants.

     In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

     If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

     The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions, qualified nonelective contributions, and/or qualified matching contributions taken into account in computing contribution percentages for any Plan Year.


          5.     Section 7.7 of the Plan is amended to provide as follows:

     7.7  Forfeiture or Distribution of Excess Contributions

     Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions and After-Tax Contributions made by or on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan by or on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

     The maximum amount permitted to be contributed to the Plan by or on behalf of a Highly Compensated Employee under Section 7.6 shall be determined by reducing matching contributions and After-Tax Contributions made by or on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages. The distribution or forfeiture requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:

     After-Tax Contributions made by the Highly Compensated Employee, if any, shall be distributed.

     Matching contributions attributable to Tax-Deferred Contributions shall be distributed or forfeited, as appropriate.

     Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. The amount of excess After-Tax Contributions of a Participant shall in all cases be distributable; the excess matching contributions shall be distributable to the extent the Participant has a vested interest in his Employer Contributions Sub-Account that is attributable to matching contributions, other than qualified matching contributions, and shall otherwise be forfeitable. The determination of the amount of excess matching contributions and After-Tax Contributions shall be made after application of Section 7.3, if applicable, and after application of Section 7.5, if applicable.


          6.     Section 7.10 of the Plan is amended to provide as follows:

     7.10 Code Section 415 Limitations on Crediting of Contributions and Forfeitures

     Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Participant Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made by or on behalf of the Participant to the extent necessary in the following order:

     After-Tax Contributions made by the Participant for the limitation year, if any, shall be reduced.

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have been matched and the matching contributions attributable thereto, if any, shall be reduced pro rata.

     Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

     The amount of any reduction of Tax-Deferred Contributions or After-Tax Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Participant Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions, Employer Contributions, or After-Tax Contributions may be made to the Plan by or on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of
     Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.


          7. Section 8.6 of the Plan is amended by adding the phrase "After-Tax Contributions" to follow the phrase "Rollover Contributions" in the third line.


          8. Sections 10.1 and 10.2 of the Plan are amended by adding the words", After-Tax Contributions," to follow the phrase "Tax-Deferred Contributions" in the second line of Section 10.1 and the first line of Section 10.2.

          9. Article XIII is amended by adding a new Section 13.1 (and renumbering the other sections accordingly) to provide as follows:

     13.1  Withdrawals of After-Tax Contributions

     A Participant who is employed by an Employer or a Related Company may, at any time, elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his After-Tax Contributions Sub-Account.


          10. Section 13.5 Of the Plan is amended by adding the words "and After-Tax Contributions" after the phrase "Tax-Deferred Contributions" in the first line of the third indented subpararaph in the "deemed necessary" paragraph.

          11. Section 16.7(b) of the Plan is amended by adding the following phrase at the end of the paragraph:

     ; and the portion of any distribution that consists of the Participant's After-Tax Contributions.


                             *   *   *

     EXECUTED AT _____________________________________________,
____________________, this _________ day of ____________________, 2000.

                         DUPONT RESIDENTIAL FLOORING SYSTEMS, INC.

                            By: _________________________________
                               Title:

                                 AMENDMENT TO
             DUPONT RESIDENTIAL FLOORING SYSTEMS, INC. 401(K) PLAN


WHEREAS, effective October 1, 1999, DuPont Residential Flooring Systems, Inc. (hereinafter referred to as the "Employer") established the DuPont Residential Flooring Systems, Inc. 401(k) Plan meeting the requirements of Internal Revenue Code section 401(a), (hereinafter referred to as the "New Plan") for the benefit of its eligible Employees and their Beneficiaries; and

WHEREAS, DuPont Commercial Flooring Systems, Inc. (hereinafter referred to as the "Prior Employer") established the DuPont Commercial Flooring Systems, Inc. 401(k) Plan (hereinafter referred to as the "Plan") effective July 1, 1995 for the benefit of its eligible Employees and their Beneficiaries; and

WHEREAS, the Employer reserved the right to amend the Plan under the terms thereof; and

WHEREAS, the Employer desires to spin-off a portion of the assets and liabilities of this Plan to a New Plan;

NOW THEREFORE, effective October 1, 1999, the Plan is amended as follows:

1. A valuation of the assets of this Plan shall be made as of the Effective Date of this amendment and the portion of the assets allocated to the account of any Participant still employed by the Prior Employer shall remain invested in the Plan. The portion of the assets allocated to the account of any Participant who is employed by the Employer shall be transferred to the New Plan.

2. The sum of the account balances for each of the Participants in the resulting spin-off plan will equal the account balance of the Participants in the Plan before the spin-off.

3. The assets of the Plan and the New Plan immediately after the spin-off shall equal the sum of the account balances for all Participants in the Plan prior to the spin-off.

4. The New Plan shall not abridge or curtail any rights or privileges accorded to Participants under the Plan.

IN WITNESS WHEREOF, the Employer and the Administrator have hereunto affixed their signatures.

Executed at _____________________ on ___________________________

                   DUPONT RESIDENTIAL FLOORING SYSTEMS, INC.


_________________________________ By ___________________________
              Witness

                               Title ___________________________

Accepted this _______ day of ______________, ________.


__________________________________  By _____________________________
            Witness                       Administrator




Accepted this _______ day of ______________, ________.



                                IMPORTANT NOTE

Neither Connecticut General Life Insurance Company nor any of its employees can provide you with legal advice in connection with the execution of this document. Prior to execution of this document, you should consult your attorney on whether this document is appropriate for you.

                                 EXHIBIT 4(b)
                   DUPONT COMMERCIAL FLOORING SYSTEMS, INC.
                                  401(k) PLAN
                         (January 1, 1999 Restatement)

                               TABLE OF CONTENTS


                                   PREAMBLE

                                   ARTICLE I
                                  DEFINITIONS

1.1  Plan Definitions....................................................   2
1.2  Interpretation......................................................   6

                                  ARTICLE II
                                    SERVICE

2.1  Definitions.........................................................   7
2.2  Crediting of Hours of Service.......................................   8
2.3  Hours of Service Equivalencies......................................   9
2.4  Limitations on Crediting of Hours of Service........................   9
2.5  Department of Labor Rules...........................................  10
2.6  Crediting of Continuous Service.....................................  10
2.7  Eligibility Service.................................................  10
2.8  Years of Vesting Service............................................  10
2.9  Crediting of Service on Transfer or Amendment.......................  10

                                  ARTICLE III
                                  ELIGIBILITY

3.1  Eligibility.........................................................  12
3.2  Transfers of Employment.............................................  12
3.3  Reemployment........................................................  12
3.4  Notification Concerning New Eligible Employees......................  12
3.5  Effect and Duration.................................................  12

                                  ARTICLE IV
                          TAX-DEFERRED CONTRIBUTIONS

4.1  Tax-Deferred Contributions..........................................  13
4.2  Amount of Tax-Deferred Contributions................................  13
4.3  Changes in Reduction Authorization..................................  13
4.4  Suspension of Tax-Deferred Contributions............................  13
4.5  Resumption of Tax-Deferred Contributions............................  14
4.6  Delivery of Tax-Deferred Contributions..............................  14
4.7  Vesting of Tax-Deferred Contributions...............................  14

                                        ARTICLE V
                          AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1   No After-Tax Contributions....................................................  15
5.2   Rollover Contributions........................................................  15
5.3   Vesting of Rollover Contributions.............................................  15

                                       ARTICLE VI
                                 EMPLOYER CONTRIBUTIONS

6.1   Contribution Period...........................................................  16
6.2   Qualified Nonelective Contributions...........................................  16
6.3   Allocation of Qualified Nonelective Contributions.............................  16
6.4   Matching Contributions........................................................  16
6.5   Allocation of Matching Contributions..........................................  17
6.6   Verification of Amount of Employer Contributions by the Sponsor...............  17
6.7   Payment of Employer Contributions.............................................  17
6.8   Eligibility to Participate in Allocation......................................  17
6.9   Vesting of Employer Contributions.............................................  17
6.10  Election of Former Vesting Schedule...........................................  18
6.11  Forfeitures to Reduce Employer Contributions..................................  18

                                       ARTICLE VII
                              LIMITATIONS ON CONTRIBUTIONS

7.1   Definitions...................................................................  19
7.2   Code Section 402(g) Limit.....................................................  21
7.3   Distribution of Excess Deferrals..............................................  22
7.4   Limitation on Tax-Deferred Contributions of Highly Compensated Employees......  23
7.5   Distribution of Excess Tax-Deferred Contributions.............................  24
7.6   Limitation on Matching Contributions of Highly Compensated Employees..........  24
7.7   Forfeiture or Distribution of Excess Contributions............................  25
7.8   Multiple Use Limitation.......................................................  26
7.9   Determination of Income or Loss...............................................  26
7.10  Code Section 415 Limitations on Crediting of Contributions and Forfeitures....  27
7.11  Coverage Under Other Qualified Defined Contribution Plan......................  27
7.12  Coverage Under Qualified Defined Benefit Plan.................................  28
7.13  Scope of Limitations..........................................................  28

                                    ARTICLE VIII
                        TRUST FUNDS AND PARTICIPANT ACCOUNTS

 8.1 General Fund............................................................   29
 8.2 Investment Funds........................................................   29
 8.3 Loan Investment Fund....................................................   29
 8.4 Income on Trust.........................................................   29
 8.5 Participant Accounts....................................................   30
 8.6 Sub-Accounts............................................................   30

                                     ARTICLE IX
                              LIFE INSURANCE CONTRACTS

 9.1 No Life Insurance Contracts.............................................   31

                                     ARTICLE X
                      DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1 Future Contribution Investment Elections................................   32
10.2 Deposit of Contributions................................................   32
10.3 Election to Transfer Between Funds......................................   32
10.4 404(c) Plan.............................................................   33

                                     ARTICLE XI
                     CREDITING AND VALUING PARTICIPANT ACCOUNTS

11.1 Crediting Participant Accounts..........................................   34
11.2 Valuing Participant Accounts............................................   34
11.3 Plan Valuation Procedures...............................................   34
11.4 Finality of Determinations..............................................   35
11.5 Notification............................................................   35

                                    ARTICLE XII
                                       LOANS

12.1 Application for Loan....................................................   36
12.2 Reduction of Account Upon Distribution..................................   36
12.3 Requirements to Prevent a Taxable Distribution..........................   37
12.4 Administration of Loan Investment Fund..................................   37
12.5 Default.................................................................   38
12.6 Special Rules Applicable to Loans.......................................   38
12.7 Loans Granted Prior to Amendment........................................   39

                                  ARTICLE XIII
                           WITHDRAWALS WHILE EMPLOYED

13.1  Withdrawals of Rollover Contributions..................................   40
13.2  Withdrawals of Matching Contributions..................................   40
13.3  Withdrawals of Tax-Deferred Contributions..............................   41
13.4  Limitations on Withdrawals Other than Hardship Withdrawals.............   41
13.5  Conditions and Limitations on Hardship Withdrawals.....................   41
13.6  Order of Withdrawal from a Participant's Sub-Accounts..................   43

                                    ARTICLE XIV
                   TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1  Termination of Employment and Settlement Date..........................   44
14.2  Separate Accounting for Non-Vested Amounts.............................   44
14.3  Disposition of Non-Vested Amounts......................................   44
14.4  Recrediting of Forfeited Amounts.......................................   45

                                     ARTICLE XV
                                   DISTRIBUTIONS

15.1  Distributions to Participants..........................................   46
15.2  Distributions to Beneficiaries.........................................   46
15.3  Cash Outs and Participant Consent......................................   47
15.4  Required Commencement of Distribution..................................   47
15.5  Reemployment of a Participant..........................................   48
15.6  Restrictions on Alienation.............................................   48
15.7  Facility of Payment....................................................   48
15.8  Inability to Locate Payee..............................................   48
15.9  Distribution Pursuant to Qualified Domestic Relations Orders...........   49

                                    ARTICLE XVI
                                  FORM OF PAYMENT

16.1  Definitions............................................................   50
16.2  Normal Form of Payment.................................................   51
16.3  Optional Forms of Payment..............................................   51
16.4  Change of Option Election..............................................   52
16.5  Form of Annuity Requirements...........................................   52
16.6  Qualified Preretirement Survivor Annuity Requirements..................   52
16.7  Direct Rollover........................................................   53
16.8  Notice Regarding Forms of Payment......................................   54
16.9  Reemployment...........................................................   55

                                 ARTICLE XVII
                                 BENEFICIARIES

17.1  Designation of Beneficiary..........................................   56
17.2  Spousal Consent Requirements........................................   56

                                 ARTICLE XVIII
                                ADMINISTRATION

18.1  Authority of the Sponsor............................................   57
18.2  Action of the Sponsor...............................................   57
18.3  Claims Review Procedure.............................................   58
18.4  Qualified Domestic Relations Orders.................................   59
18.5  Indemnification.....................................................   59
18.6  Actions Binding.....................................................   59

                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION

19.1  Amendment...........................................................   60
19.2  Limitation on Amendment.............................................   60
19.3  Termination.........................................................   60
19.4  Reorganization......................................................   61
19.5  Withdrawal of an Employer...........................................   62

                                  ARTICLE XX
                          ADOPTION BY OTHER ENTITIES

20.1  Adoption by Related Companies.......................................   63
20.2  Effective Plan Provisions...........................................   63

                                  ARTICLE XXI
                           MISCELLANEOUS PROVISIONS

21.1  No Commitment as to Employment......................................   64
21.2  Benefits............................................................   64
21.3  No Guarantees.......................................................   64
21.4  Expenses............................................................   64
21.5  Precedent...........................................................   64
21.6  Duty to Furnish Information.........................................   65
21.7  Withholding.........................................................   65
21.8  Merger, Consolidation, or Transfer of Plan Assets...................   65

21.9  Back Pay Awards.....................................................   65
21.10 Condition on Employer Contributions.................................   66
21.11 Return of Contributions to an Employer..............................   66
21.12 Validity of Plan....................................................   66
21.13 Trust Agreement.....................................................   66
21.14 Parties Bound.......................................................   67
21.15 Application of Certain Plan Provisions..............................   67
21.16 Leased Employees....................................................   67
21.17 Transferred Funds...................................................   68

                                 ARTICLE XXII
                             TOP-HEAVY PROVISIONS

22.1  Definitions.........................................................   69
22.2  Applicability.......................................................   71
22.3  Minimum Employer Contribution.......................................   71
22.4  Adjustments to Section 415 Limitations..............................   72
22.5  Accelerated Vesting.................................................   72

                                 ARTICLE XXIII
                                EFFECTIVE DATE

23.1  Effective Date of Amendment and Restatement.........................   73

                                   PREAMBLE


The DuPont Commercial Flooring Systems, Inc. 401(k) Plan, originally effective as of July 1, 1995, and known before October 1, 1999 as the DuPont Flooring Systems 401(k) Savings Plan, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Participant Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date. In addition, notwithstanding any other provision of the Plan to the contrary, the forms of payment and other Plan provisions that were available under the Plan immediately prior to the later of the effective date of this amendment and restatement or the date this amendment and restatement is adopted and that may not be eliminated under Section 411(d)(6) of the Code shall continue to be available to Participants who had an account under the Plan on the day immediately preceding the later of the effective date or the date this amendment and restatement is adopted.

                                   ARTICLE I
                                  DEFINITIONS


1.1  Plan Definitions

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

The "Administrator" means the Sponsor unless the Sponsor designates another person or persons to act as such.

An "After-Tax Contribution" means any after-tax employee contribution made by a Participant as may be permitted under Article V.

The "Beneficiary" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "Compensation" of a Participant for any period means the wages as defined in
Section 3401(a) of the Code, determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed, and all other payments made to him for such period for services as an Employee for which his Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code, but determined prior to any exclusions for amounts deferred under
Section 125, 402(e)(3), 402(h)(1)(B), 403(b), or 457(b) of the Code or for
certain contributions described in Section 414(h)(2) of the Code that are picked up by the employing unit and treated as employer contributions.

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

A "Contribution Period" means the period specified in Article VI for which Employer Contributions shall be made.

An "Eligible Employee" means any Employee who has met the eligibility requirements of Article III to have Tax-Deferred Contributions made to the Plan on his behalf.

The "Eligibility Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III or Article VI.

An "Employee" means any salaried, hourly or clerical employee of an Employer other than an employee who is covered by a collective bargaining agreement that does not specifically provide for coverage under the Plan.

An "Employer" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.

An "Employer Contribution" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

An "Enrollment Date" means the first day of each Plan Year quarter.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "General Fund" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

A "Highly Compensated Employee" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.

A "highly compensated active employee" includes any Employee who performs services for an Employer during the determination year and who (i) was a five percent owner at any time during the determination year or the look back year,
(ii) received compensation from an Employer during the look back year in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iii) was in the top paid group of employees for the look back year and received compensation from an Employer during the look back year in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iv) was an officer of an Employer during the look back year and received compensation during that year in excess of 50 percent of the dollar limitation in effect for that year under Section 415(b)(1)(A) of the Code or, if no officer received compensation in excess of that amount for the look back year or the determination year, received the greatest compensation for the look back year of any officer, or (v) was one of the 100 employees paid the greatest compensation by an Employer for the determination year and would be described in (ii), (iii), or (iv) above if the term "determination year" were substituted for "look back year".

A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.

The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of employees in the top paid group, the 100 employees receiving the greatest compensation from an Employer, the number of employees treated as officers, and the compensation considered, shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

(a)    The "determination year" means the Plan Year.

(b) The "look back year" means the 12-month period immediately preceding the determination year.

An "Hour of Service" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

An "Investment Fund" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

A "Matching Contribution" means any Employer Contribution made to the Plan on account of a Participant's Tax-Deferred Contributions as provided in Article VI.

The "Normal Retirement Date" of an employee means the date he attains age 65.

A "Participant" means any person who has a Participant Account in the Trust.

A "Participant Account" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

The "Plan" means the DuPont Commercial Flooring Systems, Inc. 401(k) Plan, as from time to time in effect.

A "Plan Year" means the period beginning July 1, 1995 and ending December 31, 1995, and each 12-consecutive-month period ending December 31 thereafter.

A "Predecessor Employer" means any predecessor organization of an Employer provided that the Employer maintains a plan of such predecessor organization.

A "Qualified Matching Contribution" means any Matching Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on Tax-Deferred Contributions by Highly Compensated Employees under
Article VII.

A "Qualified Nonelective Contribution" means any Employer Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on Tax-Deferred Contributions by Highly Compensated Employees under
Article VII, except Qualified Matching Contributions.

A "Related Company" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code.

A "Rollover Contribution" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.

The "Settlement Date" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

The "Sponsor" means, on and after October 1, 1999, DuPont Commercial Flooring Systems, Inc., and any successor thereto. On and after January 1, 1999 but prior to October 1, 1999, the Sponsor was DuPont Flooring Systems, Inc.

A "Sub-Account" means any of the individual sub-accounts of a Participant's Participant Account that is maintained as provided in Article VIII.

A "Tax-Deferred Contribution" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article IV.

The "Trust" means the trust, custodial accounts, annuity contracts, or insurance contracts maintained by the Trustee under the Trust Agreement.

The "Trust Agreement" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

The "Trustee" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in Section 405(c)(3) of ERISA, and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

A "Trust Fund" means any fund maintained under the Trust by the Trustee.

A "Valuation Date" means the date or dates designated by the Sponsor and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Participant Accounts and Sub-Accounts hereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Participant Account, or Sub-Account; provided, however, that the General Fund and each Investment Fund shall be valued and each Participant Account and Sub-Account shall be adjusted no less often than once annually.

The "Vesting Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

1.2    Interpretation

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                    ARTICLE II
                                     SERVICE


2.1    Definitions

For purposes of this Article, the following terms shall have the following meanings:

(a) A "break in service" means any computation period during which a person completes fewer than 501 Hours of Service except that no person shall incur a break in service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Company pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

(b) A "computation period" for purposes of determining an employee's years of Vesting Service means each Plan Year.

(c) The "continuous service" of an employee means the service credited to him in accordance with the provisions of Section 2.6 of the Plan.

(d) The "employment commencement date" of an employee means the date he first completes an Hour of Service.

(e) A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption.
       A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(f) The "reemployment commencement date" of an employee means the first date following a severance date on which he again completes an Hour of Service.

(g) The "severance date" of an employee means the earlier of (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights.

2.2    Crediting of Hours of Service

A person shall be credited with an Hour of Service for:

(a) each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Predecessor Employer, or a Related Company during the applicable computation period; provided, however, that hours compensated at a premium rate shall be treated as straight-time hours;

(b) subject to the provisions of Section 2.4, each hour for which he is paid, or entitled to payment, by an Employer, a Predecessor Employer, or a Related Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence;

(c) each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Company during the period that he is absent from work because of service with the armed forces of the United States provided he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights; and

(d) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, a Predecessor Employer, or a Related Company; provided, however, that the same Hour of Service shall not be credited both under paragraph (a) or (b) or (c) of this Section, as the case may be, and under this paragraph (d); and provided, further, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in such paragraph (b) shall be subject to the limitations set forth therein and in Section 2.4.

Notwithstanding the foregoing and solely for purposes of determining whether a person who is on a maternity/paternity absence beginning on or after the first day of the first Plan Year that commences on or after January 1, 1985, has incurred a break in service, Hours of Service shall include those hours with which such person would otherwise have been credited but for such maternity/paternity absence, or shall include eight Hours of Service for each day of maternity/paternity absence if the actual hours to be credited cannot be determined; except that not more than 501 hours are to be credited by reason of any maternity/paternity absence. Any hours included as Hours of Service pursuant to the immediately preceding sentence shall be credited to the computation period in which the absence from employment begins, if such person otherwise would incur a break in service in such computation period, or, in any other case, to the immediately following computation period.

2.3    Hours of Service Equivalencies

Notwithstanding any other provision of the Plan to the contrary, an Employer may elect to credit Hours of Service to its employees in accordance with one of the following equivalencies, and if an Employer does not maintain records that accurately reflect actual hours of service, such Employer shall credit Hours of Service to its employees in accordance with one of the following equivalencies:

(a) If the Employer maintains its records on the basis of days worked, an employee shall be credited with 10 Hours of Service for each day on which he performs an Hour of Service.

(b) If the Employer maintains its records on the basis of weeks worked, an employee shall be credited with 45 Hours of Service for each week in which he performs an Hour of Service.

(c) If the Employer maintains its records on the basis of semi-monthly payroll periods, an employee shall be credited with 95 Hours of Service for each semi-monthly payroll period in which he performs an Hour of Service.

(d) If the Employer maintains its records on the basis of months worked, an employee shall be credited with 190 Hours of Service for each month in which he performs an Hour of Service.

2.4    Limitations on Crediting of Hours of Service

In the application of the provisions of paragraph (b) of Section 2.2, the following shall apply:

(a) An hour for which a person is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

(b) Hours of Service shall not be credited with respect to a payment which solely reimburses a person for medical or medically-related expenses incurred by him.

(c) A payment shall be deemed to be made by or due from an Employer, a Predecessor Employer, or a Related Company (i) regardless of whether such payment is made by or due from such employer directly or indirectly, through (among others) a trust fund or insurer to which any such employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

(d) No more than 501 Hours of Service shall be credited to a person on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single computation period), unless no duties are performed due to service with the armed forces of the United States for which the person retains reemployment rights as provided in paragraph (c) of Section 2.2.

2.5    Department of Labor Rules

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to computation periods, are hereby incorporated into the Plan by reference.

2.6    Crediting of Continuous Service

A person shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an employee who has a reemployment commencement date within the 12-consecutive-month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

2.7    Eligibility Service

An employee shall be credited with Eligibility Service equal to his continuous service.

2.8    Years of Vesting Service

An employee shall be credited with a year of Vesting Service for each computation period during which he completes at least 1,000 Hours of Service.

2.9    Crediting of Service on Transfer or Amendment

Notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which eligibility service is credited based on Hours of Service and computation periods in accordance with Department of Labor Regulations 2530.200 through 2530.203 to employment covered under the Plan or, prior to amendment, the Plan provided for crediting of service on the basis of Hours of Service and computation periods, an affected Employee shall be credited with Eligibility Service hereunder equal to:

(a) the Employee's years of service credited to him under the Hours of Service method before the computation period in which the transfer or the effective date of the amendment occurs, plus

(b) the greater of (i) the period of service that would be credited to the Employee under the elapsed time method provided hereunder for his employment during the entire computation period in which the transfer or the effective date of the amendment occurs or (ii) the service taken into account under the Hours of Service method for such computation period as of the transfer date or the effective date of the amendment, plus

(c) the service credited to such Employee under the elapsed time method provided hereunder for the period of time beginning on the day after the last day of the computation period in which the transfer or the effective date of the amendment occurs.

In addition, notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which vesting service is credited based on elapsed time in accordance with Treasury Regulations 1.410(a)-7 to employment covered under the Plan, an affected Employee shall be credited with Vesting Service hereunder equal to:

(a) the number of one year periods of service credited to the Employee under the elapsed time method before the transfer date or the effective date of the amendment, plus

(b) his service under the Hours of Service method provided hereunder for the computation period in which the transfer or the effective date of the amendment occurs applying one of the equivalencies set forth in Section
       2.3 to any fractional part of a year credited to the Employee under the elapsed time method as of the transfer date or the effective date of the amendment; provided, however that the same equivalency shall be used for all similarly situated Employees, plus

(c) the service credited to such Employee under the Hours of Service method provided hereunder for computation periods beginning after the computation period in which the transfer or the effective date of the amendment occurs.

                                   ARTICLE III
                                   ELIGIBILITY


3.1    Eligibility

Each Employee who was an Eligible Employee immediately prior to the effective date of this amendment and restatement shall continue to be an Eligible Employee. Each other Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has both attained age 21 and completed 1/2 year of Eligibility Service.

3.2    Transfers of Employment

If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date coinciding with or preceding such transfer date he has met the eligibility requirements of Section 3.1.
Otherwise, the eligibility of a person who is so transferred to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section 3.1.

3.3    Reemployment

If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section
3.1 or 3.2.

3.4    Notification Concerning New Eligible Employees

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

3.5    Effect and Duration

Upon becoming an Eligible Employee, an Employee shall be entitled to elect to have Tax-Deferred Contributions made to the Plan on his behalf and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to have Tax-Deferred Contributions made to the Plan on his behalf only so long as he continues employment as an Employee.

                                    ARTICLE IV
                            TAX-DEFERRED CONTRIBUTIONS


4.1    Tax-Deferred Contributions

Effective as of the date he becomes an Eligible Employee, or any subsequent Enrollment Date, each Eligible Employee may elect in accordance with rules prescribed by the Administrator to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf and his election as to the investment of his contributions in accordance with Article X. Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first payment of Compensation made on or after the date on which his election is effective.

4.2    Amount of Tax-Deferred Contributions

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than one percent nor more than 15 percent. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

4.3    Changes in Reduction Authorization

An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions at such time or times during the Plan Year as the Administrator may prescribe by filing an amended reduction authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted hereunder. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

4.4    Suspension of Tax-Deferred Contributions

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may have such contributions suspended for a minimum period of three months at any time by giving such number of days advance notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

4.5    Resumption of Tax-Deferred Contributions

An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions may have such contributions resumed following the expiration of the minimum three-month suspension period at such time or times during the Plan Year as the Administrator may prescribe, by filing a new reduction authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

4.6    Delivery of Tax-Deferred Contributions

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

4.7    Vesting of Tax-Deferred Contributions

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE V
                     AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1    No After-Tax Contributions

There shall be no After-Tax Contributions made to the Plan.

5.2    Rollover Contributions

An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under
Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

5.3    Vesting of Rollover Contributions

A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                  ARTICLE VI
                            EMPLOYER CONTRIBUTIONS

6.1    Contribution Period

The Contribution Period for Matching Contributions under the Plan shall be each month. The Contribution Period for Qualified Nonelective Contributions under the Plan shall be each Plan Year.

6.2    Qualified Nonelective Contributions

Each Employer may, in its discretion, make a Qualified Nonelective Contribution to the Plan for the Contribution Period in an amount determined by the Sponsor.

6.3    Allocation of Qualified Nonelective Contributions

Any Qualified Nonelective Contribution made for a Contribution Period shall be allocated among the Employees who are eligible to participate in the allocation of Qualified Nonelective Contributions for the Contribution Period, as determined under this Article, other than any such Employee who is a Highly Compensated Employee. The allocable share of each such Employee shall be in the ratio which his Compensation from the Employer for the Plan Year bears to the aggregate of such Compensation for all such Employees.

6.4    Matching Contributions

Each Employer shall make a Matching Contribution to the Plan for each Contribution Period in an amount equal to ten percent of the aggregate "eligible Tax-Deferred Contributions" for the Contribution Period made on behalf of its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. For purposes of this Article, "eligible Tax-Deferred Contributions" with respect to an Employee mean the Tax-Deferred Contributions made on his behalf for the Contribution Period in an amount up to, but not exceeding, the "match level". For purposes of this Article, the "match level" means eight percent of an Employee's Compensation for the Contribution Period.

An Employer may designate any portion or all of its Matching Contribution as a Qualified Matching Contribution. Amounts that are designated as Qualified Matching Contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to Qualified Matching Contributions shall be at all times 100 percent.

6.5    Allocation of Matching Contributions

Any Matching Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be an amount equal to ten percent of the "eligible Tax-Deferred Contributions" made on his behalf for the Contribution Period.

6.6    Verification of Amount of Employer Contributions by the Sponsor

The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

6.7    Payment of Employer Contributions

Employer Contributions made for a Contribution Period shall be paid in cash to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6.8    Eligibility to Participate in Allocation

Each Employee shall be eligible to participate in the allocation of Employer Contributions beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of Article III.

6.9    Vesting of Employer Contributions

A Participant's vested interest in his Qualified Nonelective Contributions Sub-Account shall be at all times 100 percent. A Participant's vested interest in his Matching Contributions Sub-Account shall be determined in accordance with the following schedule:

     Years of Vesting Service                   Vested Interest
     ------------------------                   ---------------

        Less than 1                                   0%
        1 but less than 2                            20%
        2 but less than 3                            40%
        3 but less than 4                            60%
        4 but less than 5                            80%
        5 or more                                   100%

Notwithstanding the foregoing, if a Participant is employed by an Employer or a Related Company on his Normal Retirement Date, the date he becomes physically or mentally disabled such that he can no longer continue in the service of his Employer, as determined by the Administrator on the basis of a written certificate of a physician acceptable to it, or the date he dies, his vested interest in his Matching Contributions Sub-Account shall be 100 percent.

6.10   Election of Former Vesting Schedule

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

6.11   Forfeitures to Reduce Employer Contributions

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year and/or such forfeitures may be used to pay Plan expenses.

                                   ARTICLE VII
                           LIMITATIONS ON CONTRIBUTIONS

7.1    Definitions

For purposes of this Article, the following terms have the following meanings:

(a) The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified matching contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

(c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions and Employer Contributions allocated to his Participant Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(d) The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

(e) The "contribution percentage" with respect to an eligible participant for a particular Plan Year means the ratio of the matching contributions made to the Plan on his behalf for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Sponsor may elect to take into account in computing the numerator of each eligible participant's contribution percentage the Tax-Deferred Contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Tax-Deferred Contributions, qualified matching contributions, and/or qualified nonelective contributions that were taken into account in computing the numerator of an eligible participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related Company on behalf of a Participant in lieu of cash compensation pursuant to his election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(g) An "eligible participant" means any Employee who is eligible to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages), or to participate in the allocation of matching contributions (including qualified matching contributions).

(h) An "excess deferral" with respect to a Participant means that portion of a Participant's Tax-Deferred Contributions that when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

(i)    A "limitation year" means the Plan Year.

(j) A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under the Plan or any other plan of an Employer or a Related Company solely on account of elective contributions made on his behalf or employee contributions made by him.

(k) A "qualified matching contribution" means any matching contribution that is a qualified matching contribution as defined in regulations issued under Section 401(k) of the Code, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(l) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Section 401(k) and Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(m) The "test compensation" of an Eligible Employee for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to $150,000 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

7.2    Code Section 402(g) Limit

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year.
Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in computing the
                                   ---
Eligible Employee's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.3    Distribution of Excess Deferrals

Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that excess deferrals have been made on his behalf under the Plan for such taxable year, the excess deferrals, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.4    Limitation on Tax-Deferred Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible Employees; or

(b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions, qualified nonelective contributions, and qualified matching contributions (to the extent that qualified nonelective contributions and qualified matching contributions are taken into account in computing actual deferral percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan.
Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified nonelective contributions and/or qualified matching contributions taken into account in computing actual deferral percentages for any Plan Year.

7.5  Distribution of Excess Tax-Deferred Contributions

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.4 is exceeded in any Plan Year, the Tax-Deferred Contributions and qualified matching contributions (to the extent that such qualified matching contributions are taken into account in computing his actual deferral percentage) made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 7.4, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.4 shall be determined by reducing Tax-Deferred Contributions and qualified matching contributions (to the extent that such qualified matching contributions are taken into account in computing his actual deferral percentage) made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Tax-Deferred Contributions shall be made after application of Section 7.3, if applicable.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

7.6  Limitation on Matching Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the matching contributions made with respect to a Plan Year on behalf of eligible participants who are Highly Compensated

Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

(b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants.


In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as
if the Plan and such one or more other plans were a single plan.   Plans may be
aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions, qualified matching contributions, and qualified nonelective contributions taken into account in computing contribution percentages for any Plan Year.

7.7  Forfeiture or Distribution of Excess Contributions

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions made on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

The maximum amount permitted to be contributed to the Plan on behalf of a Highly Compensated Employee under Section 7.6 shall be determined by reducing matching contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages.

Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. Excess matching contributions shall be distributable to the extent the Participant has a vested interest in his Employer Contributions Sub-Account that is attributable to matching contributions, other than qualified matching contributions, and shall otherwise be forfeitable. The determination of the amount of excess matching contributions shall be made after application of Section 7.3, if applicable, and after application of Section 7.5, if applicable.

7.8  Multiple Use Limitation

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated Employees and the average contribution percentage for eligible participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of Section 7.5 and
Section 7.7, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the actual deferral percentages of Eligible Employees who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess Tax-Deferred Contributions and disposed of as provided in Section 7.5, or in an alternative manner, consistently applied, that may be permitted by regulations issued under Section 401(m) of the Code.

7.9  Determination of Income or Loss

The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participant's Participant Accounts.

7.10 Code Section 415 Limitations on Crediting of Contributions and
Forfeitures

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Participant Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made on behalf of the Participant to the extent necessary in the following order:

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have been matched and the matching contributions attributable thereto, if any, shall be reduced pro rata.

     Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Participant Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions or Employer Contributions may be made to the Plan on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

7.11 Coverage Under Other Qualified Defined Contribution Plan

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, such excess shall be reduced first by applying the procedures set forth in Section 7.10. If the limitation contained in Section 7.10 is still not satisfied, such excess shall be reduced by returning the employee contributions made by the Participant for the limitation year under all such other plans and the income attributable thereto to the extent necessary. If the limitation contained in Section 7.10 is still not satisfied after returning all of such employee contributions, then the portion of the employer contributions and of forfeitures for the limitation year under all such other plans that has been allocated to the Participant thereunder, but which exceeds the limitation set forth in Section 7.10 shall be reduced and disposed of as provided in such other plans; provided, however, that if the Participant is covered by a money purchase pension plan, the forfeiture shall be effected first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation is still not satisfied, then under such money purchase pension plan.

7.12 Coverage Under Qualified Defined Benefit Plan

If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year.
If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section is exceeded, contributions and forfeitures allocated to the Participant under the Plan and any other defined contribution plan maintained by the Employer or a Related Company shall be disposed of in the order and manner specified in
Section 7.11 to the extent necessary to meet such limitation.

7.13 Scope of Limitations

The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                 ARTICLE VIII
                     TRUST FUNDS AND PARTICIPANT ACCOUNTS

8.1  General Fund

The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

8.2  Investment Funds

The Sponsor shall determine the number and type of Investment Funds and select the investments for such Investment Funds. The Sponsor shall communicate the same and any changes therein in writing to the Administrator. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

The Sponsor may determine to offer one or more Investment Funds that are invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

8.3  Loan Investment Fund

If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Sponsor shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. The assets of the loan Investment Fund shall be held as a separate trust fund. A Participant's loan Investment Fund shall be invested in the note reflecting the loan that is executed by the Participant in accordance with the provisions of
Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in
Article XII.

8.4  Income on Trust

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

8.5  Participant Accounts

As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Participant Account in his name reflecting his interest in the Trust. Each Participant Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Participant Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

8.6  Sub-Accounts

A Participant's Participant Account shall be divided into individual Sub-Accounts reflecting the portion of the Participant's Participant Account that is derived from Tax-Deferred Contributions, Rollover Contributions, or Employer Contributions. Each Sub-Account shall reflect separately contributions allocated to each Trust Fund maintained hereunder and the earnings and losses attributable thereto. The Employer Contributions Sub-Account shall reflect separately that portion of such Sub-Account that is derived from Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. Such other Sub-Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

                                  ARTICLE IX
                           LIFE INSURANCE CONTRACTS

9.1  No Life Insurance Contracts

There shall be no life insurance contracts purchased under the Plan.

                                   ARTICLE X
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1 Future Contribution Investment Elections

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made effective as of the date or dates prescribed by the Administrator.

10.2 Deposit of Contributions

All Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Participant Account, the Participant shall be notified and an investment election form shall be provided to him. Until such Participant shall make an effective election under this Section, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

10.3 Election to Transfer Between Funds

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund except that no transfers shall be allowed into the portion of the Employer stock Investment Fund that consists of Conoco stock. The Participant's transfer election shall specify either (i) a percentage, in the percentage increments prescribed by the Administrator, of the amount eligible for transfer, which percentage may not exceed 100 percent, or (ii) a dollar amount that is to be transferred. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made effective as of the date or dates prescribed by the Administrator.

10.4 404(c) Plan

The Plan is intended to constitute a plan described in Section 404(c) of ERISA and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                                  ARTICLE XI
                  CREDITING AND VALUING PARTICIPANT ACCOUNTS


11.1 Crediting Participant Accounts

All contributions made under the provisions of the Plan shall be credited to Participant Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

11.2 Valuing Participant Accounts

Participant Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

11.3 Plan Valuation Procedures

With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Participant Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a) First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

(b) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

(c) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Participant Accounts in the Trust Fund in the ratio of the balance of the portion of such Participant Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Participant Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Participant Accounts in the Trust Fund similarly adjusted, and each Participant Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

11.4 Finality of Determinations

The Trustee shall have exclusive responsibility for determining the balance of each Participant Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

11.5 Notification

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Participant Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                  ARTICLE XII
                                     LOANS

12.1 Application for Loan

A Participant who is a party in interest may make application to the Administrator for a loan from his Participant Account. Loans shall be made to Participants in accordance with written rules prescribed by the Administrator which are hereby incorporated into and made a part of the Plan.

As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan equal to the amount of the loan; provided, however, that in no event may the security interest exceed 50 percent of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. In the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding and/or by personal check. No loan in excess of 50 percent of the Participant's vested interest under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

A loan shall not be granted unless the Participant consents to the charging of his Participant Account for unpaid principal and interest amounts in the event the loan is declared to be in default. If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent in writing to any loan hereunder. Any spousal consent given pursuant to this Section must acknowledge the effect of the loan and must be witnessed by a Plan representative or a notary public. Such spousal consent shall be binding with respect to the consenting spouse and any subsequent spouse with respect to the loan. A new spousal consent shall be required if the Participant's Participant Account is used for security in any renegotiation, extension, renewal, or other revision of the loan.

12.2 Reduction of Account Upon Distribution

Notwithstanding any other provision of the Plan, the amount of a Participant's Participant Account that is distributable to the Participant or his Beneficiary under Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Participant Account and less than 100 percent of the Participant's vested interest in his Participant Account (determined without regard to the preceding sentence) is payable to his surviving spouse, then the balance of the Participant's vested interest in his Participant Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to the surviving spouse.

12.3 Requirements to Prevent a Taxable Distribution

Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this
Article:

(a) The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

(b) The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

       (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

       (ii) 50 percent of the vested portions of the Participant's Participant Account and his vested interest under all other plans maintained by an Employer or a Related Company.

(c) The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

(d) Except as otherwise permitted under Treasury regulations, substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly.

12.4 Administration of Loan Investment Fund

Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, as directed by the Administrator, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this

Article shall be deposited to his Participant Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

12.5 Default

If a Participant fails to make or cause to be made, any payment required under the terms of the loan within 90 days following the date on which such payment shall become due or there is an outstanding principal balance existing on a loan after the last scheduled repayment date, the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Participant Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

12.6 Special Rules Applicable to Loans

Any loan made hereunder shall be subject to the following rules:

(a) Loans limited to Eligible Employees: No loans shall be made to an Employee who makes a Rollover Contribution in accordance with Article V, but who is not an Eligible Employee as provided in Article III.

(b) Minimum Loan Amount: A Participant may not request a loan for less than $1,000.

(c) Maximum Number of Outstanding Loans: A Participant with an outstanding loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or obtain a second loan for the purpose of paying off the existing loan. The provisions of this paragraph shall not apply to any loans made prior to the effective date of this amendment and restatement.

(d) Maximum Period for Real Estate Loans: The term of any loan to a Participant that is used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant shall be no greater than ten years.

(e) Pre-Payment Without Penalty: A Participant may pre-pay the balance of any loan hereunder prior to the date it is due without penalty.

(f) Effect of Termination of Employment: Upon a Participant's termination of employment, the balance of any outstanding loan hereunder shall immediately become due and owing.

12.7 Loans Granted Prior to Amendment

Notwithstanding any other provision of this Article to the contrary, any loan made under the provisions of the Plan as in effect prior to this amendment and restatement shall remain outstanding until repaid in accordance with its terms or the otherwise applicable Plan provisions.

                                 ARTICLE XIII
                          WITHDRAWALS WHILE EMPLOYED

13.1 Withdrawals of Rollover Contributions

A Participant who is employed by an Employer or a Related Company may, at any time, elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his Rollover Contributions Sub-Account.

13.2 Withdrawals of Matching Contributions

A Participant who is employed by an Employer or a Related Company and has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his vested interest in his Matching Contributions Sub-Account. Notwithstanding the foregoing, in no event may a Participant withdraw that portion of his Matching Contributions Sub-Account that is attributable to Matching Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. The maximum amount that a Participant may withdraw pursuant to this Section shall be an amount ("X") determined by the following formula:

       X = P(AB + (R x D)) - (R x D)

       For purposes of the formula:

       P = The Participant's vested interest in his Matching Contributions Sub-Account on the date distribution is to be made.

       AB = The balance of the Participant's Matching Contributions Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made.

       R = The ratio of (i) the balance of the Participant's Matching Contributions Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made to (ii) the balance of the Participant's Employer Contributions Sub-Account after distribution is made.

       D = The amount of all prior withdrawals from the Participant's Matching Contributions Sub-Account made pursuant to this Section.

13.3 Withdrawals of Tax-Deferred Contributions

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 or is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his Tax-Deferred Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section because of a hardship is the balance of his Tax-Deferred Contributions Sub-Account, exclusive of any earnings credited to such Sub-Account.

13.4 Limitations on Withdrawals Other than Hardship Withdrawals

Withdrawals made pursuant to this Article, other than hardship withdrawals, shall be subject to the following conditions and limitations:

       A Participant must file a withdrawal application with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe.

       Withdrawals may be made effective as of the date or dates prescribed by the Administrator.

       A Participant who makes a withdrawal from his Rollover Contributions Sub-Account may not make a further withdrawal of Rollover Contributions under this Article during the remainder of the Plan Year in which the withdrawal is effective.

If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent in writing to any withdrawal hereunder.

13.5 Conditions and Limitations on Hardship Withdrawals

A Participant must file an application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective as of the date or dates prescribed by the Administrator. If a Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI, the Participant's spouse must consent to any withdrawal hereunder. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

(b) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant;

(d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

(e) solely with respect to hardship withdrawals of Matching Contributions, such facts and circumstances that the Administrator determines to be of sufficient magnitude as to impair the Participant's financial security.

A withdrawal of Tax-Deferred Contributions shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

       The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

       The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

       The Participant's Tax-Deferred Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least twelve months after his receipt of the withdrawal.

       The Participant shall not make Tax-Deferred Contributions or elective tax-deferred contributions under any other tax-qualified plan maintained by an Employer or any Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of the Participant's Tax-Deferred

       Contributions and elective tax-deferred contributions under any other plan maintained by an Employer or any Related Company for the taxable year of the withdrawal.

The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

13.6 Order of Withdrawal from a Participant's Sub-Accounts

Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

                                  ARTICLE XIV
                 TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1 Termination of Employment and Settlement Date

A Participant's Settlement Date shall occur on the date he terminates employment with an Employer and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

14.2 Separate Accounting for Non-Vested Amounts

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100 percent, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in the following Section. If prior to his Settlement Date such a Participant made a withdrawal in accordance with the provisions of Article XIII, the vested portion of his Employer Contributions Sub-Account shall be equal to the maximum withdrawable amount as determined under Article XIII, without regard to any exclusion for amounts attributable to Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII.

14.3 Disposition of Non-Vested Amounts

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a) If the Participant has no vested interest in his Participant Account upon the occurrence of his Settlement Date or his vested interest in his Participant Account as of the date of distribution does not exceed $3,500 resulting in the Participant's receipt of a single sum payment of such vested interest, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will be forfeited and his Participant Account closed as of the date the Participant first incurs a one-year break in service following (i) the Participant's Settlement Date, if the Participant has no vested interest in his Participant Account, or (ii) the Participant's receipt of the single sum payment.

(b) If the Participant's vested interest in his Participant Account exceeds $3,500 and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Participant Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account will be forfeited and his Participant Account closed as of the date the Participant first incurs a one-year break in service following his receipt of the single sum payment, provided that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(c) If neither paragraph (a) nor paragraph (b) is applicable, the non-vested portion of the Participant's Employer Contributions Sub-Account will continue to be held in such Sub-Account and will not be forfeited until the date the Participant incurs five consecutive breaks in service.

Whenever the non-vested portion of a Participant's Employer Contributions Sub-Account is forfeited under the provisions of the Plan with respect to a Plan Year, the amount of such forfeiture, as of the last day of the Plan Year, shall be applied against Plan expenses for the Plan Year and/or against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

14.4 Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of this Article and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Participant Account in his name, without adjustment for interim gains or losses experienced by the Trust, if he returns to employment with an Employer or a Related Company before he incurs five consecutive breaks in service commencing after the later of his Settlement Date or the date he received distribution of his vested interest in his Participant Account. Funds needed in any Plan Year to recredit the Participant Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

A former Participant who received a distribution and who returns to employment within the time period described above may elect to repay to the Plan the full amount of such distribution that is attributable to Employer Contributions before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii) the date he incurs five consecutive breaks in service commencing after the date he received distribution of his vested interest in his Participant Account.

                                  ARTICLE XV
                                 DISTRIBUTIONS

15.1 Distributions to Participants

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

15.2 Distributions to Beneficiaries

If a Participant dies prior to the date distribution of his vested interest in his Participant Account begins under this Article, his Beneficiary shall receive distribution of the Participant's vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

(a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or
       (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his vested interest in his Participant Account begins under this Article, but before his entire vested interest in his Participant Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Participant Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

15.3 Cash Outs and Participant Consent

Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Participant Account does not exceed $3,500, distribution of such vested interest shall be made to the Participant in a single sum payment as soon as reasonably practicable following his Settlement Date. If a Participant's vested interest in his Participant Account is $0, he shall be deemed to have received distribution of such vested interest as of his Settlement Date. If a Participant's vested interest in his Participant Account exceeds $3,500, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent and the written consent of his spouse if the Participant's Participant Account is subject to the qualified joint and survivor annuity provisions under Article XVI and payment is not made through the purchase of a qualified joint and survivor annuity. If at the time of a distribution or deemed distribution to a Participant from his Participant Account, the Participant's vested interest in his Participant Account exceeded $3,500, then for purposes of this Section, the Participant's vested interest in his Participant Account on any subsequent date shall be deemed to exceed $3,500.

15.4 Required Commencement of Distribution

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Participant Account shall commence to the Participant no later than the earlier of:

(a) unless the Participant elects a later date, 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b) the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Participant Account shall commence no later than the April 1 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

15.5 Reemployment of a Participant

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

15.6 Restrictions on Alienation

Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders and Section 1.401(a)-13(b)(2) of Treasury regulations relating to Federal tax levies and judgments, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.7 Facility of Payment

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Participant Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

15.8 Inability to Locate Payee

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

15.9 Distribution Pursuant to Qualified Domestic Relations Orders

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

                                  ARTICLE XVI
                                FORM OF PAYMENT

16.1 Definitions

For purposes of this Article, the following terms have the following meanings:

(a) A Participant's "annuity starting date" means the first day of the first period for which an amount is paid as an annuity or any other form.

(b) The "automatic annuity form" means the form of annuity that will be purchased on behalf of a Participant who has elected the optional annuity form of payment unless the Participant elects another form of annuity.

(c) A "qualified election" means an election that is made during the qualified election period. A qualified election of a form of payment other than a qualified joint and survivor annuity or designating a Beneficiary other than the Participant's spouse to receive amounts otherwise payable as a qualified preretirement survivor annuity must include the written consent of the Participant's spouse, if any. A Participant's spouse will be deemed to have given written consent to the Participant's election if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. The spouse's written consent must acknowledge the effect of the Participant's election and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify the form of payment selected instead of a joint and survivor annuity, if applicable, and that such form may not be changed (except to a qualified joint and survivor annuity) without written spousal consent and specify any non-spouse Beneficiary designated by the Participant, if applicable, and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent as provided in clause (i), but permit the Participant to change the form of payment selected or the designated Beneficiary without the spouse's further consent. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be irrevocable and shall be effective only with respect to such spouse and not with respect to any subsequent spouse.

(d) The "qualified election period" with respect to the automatic annuity form means the 90 day period ending on a Participant's annuity starting date. The "qualified election period" with respect to a qualified preretirement survivor annuity means the period beginning on the later of
       (i) the date he elects an annuity form of payment or (ii) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the day he terminates employment with his Employer and all Related Companies. A Participant whose employment has not terminated may make a qualified election designating a Beneficiary other than his spouse prior to the Plan Year in which he attains age 35; provided, however, that such election shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

(e) A "qualified joint and survivor annuity" means an immediate annuity payable at earliest retirement age under the Plan, as defined in regulations issued under Section 401(a)(11) of the Code, for the life of a Participant with a survivor annuity payable for the life of the Participant's spouse that is equal to at least 50 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse, provided that the survivor annuity shall not be payable to a Participant's spouse if such spouse is not the same spouse to whom the Participant was married on his annuity starting date.

(f) A "qualified preretirement survivor annuity" means an annuity payable to the surviving spouse of a Participant in accordance with the provisions of Section 16.6.

(g) A "single life annuity" means an annuity payable for the life of the Participant.

16.2   Normal Form of Payment

Except as otherwise provided in Section 16.6, unless a Participant, or his Beneficiary, if the Participant has died, elects one of the optional forms of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment.

16.3   Optional Forms of Payment

A Participant, or his Beneficiary, as the case may be, may elect to receive distribution of all or a portion of his Participant Account in one of the following optional forms of payment:

(a) Installment Payments - Distribution shall be made in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Participant Account. The determination of life expectancies shall be made on the basis of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated once at the time installment payments begin.

(b) Annuity Contract - Distribution shall be made through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the Participant, or his Beneficiary, if the Participant has died, shall select, subject to the provisions of Section 16.5; provided, however, that a Participant's Beneficiary may not elect to receive distribution of an annuity payable over the joint lives of the Beneficiary and any other individual. The terms of any annuity contract purchased hereunder and distributed to a Participant or his Beneficiary shall comply with the requirements of the Plan.

16.4 Change of Option Election

Subject to the provisions of Section 16.5, a Participant or Beneficiary who has elected an optional form of payment may revoke or change his election at any time prior to his annuity starting date by filing with the Administrator a written election in the form prescribed by the Administrator.

16.5 Form of Annuity Requirements

If a Participant elects to receive distribution through the purchase of an annuity contract, distribution shall be made to such Participant through the purchase of an annuity contract that provides for payment in one of the following automatic annuity forms, unless the Participant elects a different type of annuity:

(a) The automatic annuity form for a Participant who is married on his annuity starting date is the 50 percent qualified joint and survivor annuity.

(b) The automatic annuity form for a Participant who is not married on his annuity starting date is the single life annuity.

A Participant's election of an annuity other than the automatic annuity form shall not be effective unless it is a qualified election; provided, however, that spousal consent shall not be required if the form of annuity elected by the Participant is a qualified joint and survivor annuity. A Participant who has elected the optional annuity form of payment can revoke or change his election only pursuant to a qualified election.

16.6 Qualified Preretirement Survivor Annuity Requirements

If a married Participant elects to receive distribution through the purchase of an annuity contract and dies before his annuity starting date, his spouse shall receive distribution of 50 percent of the value of the Participant's vested interest in his Participant Account through the purchase of an annuity contract that provides for payment over the life of the Participant's spouse. A Participant's spouse may elect to receive distribution under any one of the other forms of payment available under this Article instead of in the qualified preretirement survivor annuity form. If a married Participant's Beneficiary designation on file with the Administrator pursuant to Article XVII designates a non-spouse Beneficiary, the non-spouse Beneficiary shall be entitled to receive distribution only of the Participant's vested interest in his Participant Account that remains after distribution has been made to the Participant's spouse. A Participant can only designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity pursuant to a qualified election.

16.7 Direct Rollover

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have any portion or all of a distribution that is an "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee"; provided, however, that this provision shall not apply if the total distribution is less than $200 and that a "qualified distributee" may not elect this provision with respect to a portion of a distribution that is less than $500. Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover and shall be made only after all applicable consent requirements are satisfied. For purposes of this Section, the following terms have the following meanings:

(a) An "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
       Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Section 401(a) of the Code.

(b) An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Participant Account; provided, however, that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the qualified distributee or the joint lives or joint life expectancies of the qualified distributee and the qualified distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under
       Section 401(a)(9) of the Code.

(c) A "qualified distributee" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

16.8   Notice Regarding Forms of Payment

Within the 60 day period ending 30 days before a Participant's annuity starting date, the Administrator shall provide him with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment available under the Plan, including a written explanation of
(i) the terms and conditions of the automatic annuity form applicable if the Participant elects to receive distribution through the purchase of an annuity contract, (ii) the Participant's right to choose a form of payment other than the automatic annuity form or to revoke such choice, and (iii) the rights of the Participant's spouse. Notwithstanding the foregoing, distribution of the Participant's Participant Account may commence less than 30 days after such notice is provided to the Participant if (i) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date and his election of a form of payment for a period of at least 30 days following his receipt of the notice, (ii) the Participant, after receiving the notice, affirmatively elects an early distribution with his spouse's written consent, if necessary, (iii) the Participant's annuity starting date is a date after the date the notice is provided to him, (iv) the Participant may revoke his election at any time prior to the later of his annuity starting date or the expiration of the seven-day period beginning the day after the date the notice is provided to him, and (v) distribution does not commence to the Participant before such revocation period ends.

In addition, the Administrator shall provide such a Participant with a written explanation of (i) the terms and conditions of the qualified preretirement survivor annuity, (ii) the Participant's right to designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity or to revoke such designation, and (iii) the rights of the Participant's spouse. The Administrator shall provide such explanation within one of the following periods, whichever ends last:

(a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(b) the period beginning 12 calendar months before the date an individual becomes a Participant and ending 12 calendar months after such date; or

(c) the period beginning 12 calendar months before the date the Participant elects to receive distribution through the purchase of an annuity contract and ending 12 calendar months after such date;

provided, however, that in the case of a Participant who separates from service prior to attaining age 35, the explanation shall be provided to such Participant within the period beginning 12 calendar months before the Participant's separation from service and ending 12 calendar months after his separation from service.

16.9   Reemployment

If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Participant Account, his prior election of a form of payment hereunder shall become ineffective. Notwithstanding the foregoing, if a Participant had elected to receive distribution through the purchase of an annuity contract, the requirements of Sections 16.5 and 16.6 of the Plan shall continue in effect with respect to his entire Participant Account.

                                 ARTICLE XVII
                                 BENEFICIARIES

17.1   Designation of Beneficiary

A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent; provided, however, that such written spousal consent shall not be required if the Participant is not married to such spouse on the date as of which distribution of the Participant's Participant Account commences. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution. A Participant's designation of a Beneficiary shall be subject to the qualified preretirement survivor annuity provisions of Article XVI.

17.2   Spousal Consent Requirements

Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify any non-spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent to a specific Beneficiary, but permit the Participant to change the designated Beneficiary without the spouse's further consent. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                 ARTICLE XVIII
                                ADMINISTRATION

18.1   Authority of the Sponsor

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in Section 402(a)(2) of ERISA. The Sponsor may:

(a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among named fiduciaries; and

(b) designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

18.2   Action of the Sponsor

Any act authorized, permitted, or required to be taken under the Plan by the Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the board of directors of the Sponsor or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this Section.

18.3   Claims Review Procedure

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

(a) the date on which the Claimant's request was filed with the Sponsor; provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b) the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

(c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and Plan provisions upon which the Sponsor's decision was based.

18.4   Qualified Domestic Relations Orders

The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

18.5   Indemnification

In addition to whatever rights of indemnification the Trustee or the members of the board of directors of the Sponsor or any employee or employees of the Sponsor to whom any power, authority, or responsibility is delegated pursuant to
Section 18.2, may be entitled under the articles of incorporation or regulations of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

18.6   Actions Binding

Subject to the provisions of Section 18.3, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION

19.1   Amendment

Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of its board of directors, or such officers of the Sponsor as are authorized by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

19.2   Limitation on Amendment

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

19.3   Termination

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) As of the termination date, each Investment Fund shall be valued and all Participant Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b) All Participant Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of
       Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Participant Account.

(c) Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code) unless
       (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and
       (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph
       (B), or sub-paragraph (H) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.4   Reorganization

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if
(i) the distribution would constitute a "lump sum distribution" as defined in section

402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), or (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.5   Withdrawal of an Employer

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Participant Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

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

                                  ARTICLE XX
                          ADOPTION BY OTHER ENTITIES

20.1   Adoption by Related Companies

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

20.2   Effective Plan Provisions

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                  ARTICLE XXI
                           MISCELLANEOUS PROVISIONS


21.1 No Commitment as to Employment

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

21.2 Benefits

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3 No Guarantees

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4 Expenses

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Participant Account of a specific Participant shall be paid from that Participant Account and the costs incident to the management of the assets of an Investment Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

21.5 Precedent

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

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

21.6 Duty to Furnish Information

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

21.7 Withholding

The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

21.8 Merger, Consolidation, or Transfer of Plan Assets

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.9 Back Pay Awards

The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV, shall be made out of the proceeds of such back pay award or agreement. In addition, if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Participant Account of such Participant. Any additional contributions made by such Participant and by an Employer pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of Articles IV, VI, and VII.

21.10 Condition on Employer Contributions

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and Section 21.11, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

21.11 Return of Contributions to an Employer

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)     is made under a mistake of fact, or

(b)     is disallowed as a deduction under Section 404 of the Code,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

21.12 Validity of Plan

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State or Commonwealth in which the Trustee has its principal place of business or, if the Trustee is an individual or group of individuals, the State or Commonwealth in which the Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

21.13 Trust Agreement

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

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

21.14 Parties Bound

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

21.15 Application of Certain Plan Provisions

A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X. For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan.
Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

21.16 Leased Employees

Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Employer for which he performs services for all purposes of the Plan; provided, however, that contributions to a qualified plan made on behalf of a leased employee by the leasing organization that are attributable to services for the Employer shall be treated as having been made by the Employer and there shall be no duplication of benefits under this Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

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

21.17 Transferred Funds

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing. In addition, notwithstanding any other provision of the Plan to the contrary, the forms of payment and other provisions that were available with respect to such funds immediately prior to the transfer or merger and that may not be eliminated under Section 411(d)(6) of the Code shall continue to be available under the Plan with respect to amounts attributable to the transferred or merged funds.

                                 ARTICLE XXII
                             TOP-HEAVY PROVISIONS

22.1 Definitions

For purposes of this Article, the following terms shall have the following meanings:

(a)    The "compensation" of an employee means compensation as defined in
       Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

(d)    A "non-key employee" means any Employee who is not a key employee.

(e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or
       Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(j) A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

22.2 Applicability

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article VI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article VI, to continue to have his vested interest in his Employer Contributions Sub-Account determined in accordance with the vesting schedule specified in Section 22.5.

22.3 Minimum Employer Contribution

If the Plan is determined to be a top-heavy plan, the Employer Contributions allocated to the Participant Account of each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Participant Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of
Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. In lieu of the minimum allocation described in the preceding sentence, the Employer Contributions allocated to the Participant Account of each non-key employee who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan maintained by an Employer or a Related Company will be no less than five percent of his compensation. Any minimum allocation to a non-key employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions.

22.4 Adjustments to Section 415 Limitations

If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of an Employer or a Related Company for such top-heavy Plan Year is not less than the lesser of three percent times years of service with an Employer or a Related Company or thirty percent.

22.5 Accelerated Vesting

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

     Years of Vesting Service              Vested Interest
     ------------------------              ---------------

     Less than 1                                 0%
     1 but less than 2                          20%
     2 but less than 3                          40%
     3 but less than 4                          60%
     4 but less than 5                          80%
     5 or more                                 100%

                                 ARTICLE XXIII
                                EFFECTIVE DATE

23.1 Effective Date of Amendment and Restatement

This amendment and restatement is effective as of January 1, 1999.


                             *         *        *

               EXECUTED AT ______________________________________________,

________________________, this ____ day of ________________, 19____.


                                DUPONT COMMERCIAL FLOORING SYSTEMS,
                                INC.


                                By:_________________________________________
                                   Title:

                                FIRST AMENDMENT
                                      TO
                   DUPONT COMMERCIAL FLOORING SYSTEMS, INC.
                                  401(k) PLAN
                         (January 1, 1999 Restatement)

     The DuPont Commercial Flooring Systems, Inc. 401(k) Plan, originally effective as of July 1, 1995, as presently maintained under an amendment and restatement made effective as of January 1, 1999, is hereby amended, effective as of February 1, 2000, by modifying the Plan to provide as follows:

          1. The definitions of "Plan" and "Sponsor" in Section 1.1 of the Plan are amended to provide:

     The "Plan" means the DuPont Flooring Systems, Inc. 401(k) Plan, as from time to time in effect.

     The "Sponsor" means, prior to February 1, 2000, DuPont Commercial Flooring Systems, Inc., and any successor thereto. On and after February 1, 2000, the Sponsor is DuPont Flooring Systems, Inc.

          2.   Article V of the Plan is amended to provide as follows:

                                   ARTICLE V
                     AFTER-TAX AND ROLLOVER CONTRIBUTIONS

     5.1  After-Tax Contributions

     An Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to make After-Tax Contributions to the Plan. After-Tax Contributions may be made either by payroll withholding and/or by delivery of a cash amount to an Eligible Employee's Employer, as determined by the Administrator. If the Eligible Employee does not already have an investment election on file with the Administrator, his election to make After-Tax Contributions to the Plan shall include his election as to the investment of his contributions in accordance with Article X. An Eligible Employee's election to make After-Tax Contributions by payroll withholding may be made effective as of any Enrollment Date occurring on or after the date on which he becomes an Eligible Employee. After-Tax Contributions by payroll withholding shall commence with the first payment of

     Compensation made on or after the Enrollment Date on which the Eligible Employee's election is effective.

     5.2  Amount of After-Tax Contributions by Payroll Withholding

     The amount of After-Tax Contributions made by an Eligible Employee by payroll withholding shall be an integral percentage of his Compensation of not less than one percent nor more than seven percent his Compensation.

     5.3  Changes in Payroll Withholding Authorization

     An Eligible Employee may change the percentage of his future Compensation that he contributes to the Plan as After-Tax Contributions by payroll withholding at such time or times during the Plan Year as the Administrator may prescribe by filing an amended payroll withholding authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his payroll withholding authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section
     5.2. After-Tax Contributions shall be made pursuant to an Eligible Employee's amended payroll withholding authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

     5.4  Suspension of After-Tax Contributions by Payroll Withholding

     An Eligible Employee who is making After-Tax Contributions by payroll withholding may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until After-Tax Contributions are resumed as hereinafter set forth.

     5.5  Resumption of After-Tax Contributions by Payroll Withholding

     An Eligible Employee who has voluntarily suspended his After-Tax Contributions made by payroll withholding in accordance with Section 5.4 may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe by filing a new payroll withholding authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

     5.6  Rollover Contributions

     An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it seems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

     5.7  Delivery of After-Tax Contributions

     As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets or as soon as reasonably practicable after an amount has been delivered to an Employer by an Employee, the Employer shall cause to be delivered to the Trustee in cash the After-Tax Contributions attributable to such amount.

     5.8  Vesting of After-Tax Contributions and Rollover Contributions

     A Participant's vested interest in his After-Tax Contributions Sub-Account and his Rollover Contributions Sub-Account shall be at all times 100 percent.

          3. Sections 6.4 and 6.5 of the Plan are amended to provide as follows:


     6.4  Matching Contributions

     Each Employer shall make a Matching Contribution to the Plan for each Contribution Period in an amount equal to 30 percent of the aggregate "eligible Tax-Deferred Contributions" for the Contribution Period made on behalf of its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. For purposes of this Article, "eligible Tax-Deferred Contributions" with respect to an Employee mean the Tax-Deferred Contributions made on his behalf for the Contribution Period in an amount up to, but not exceeding, the "match level". For purposes of this Article, the "match level" means seven percent of an Employee's Compensation for the Contribution Period.

     An Employer may designate any portion or all of its Matching Contribution as a Qualified Matching Contribution. Amounts that are designated as Qualified Matching Contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to Qualified Matching Contributions shall be at all times 100 percent.

     6.5  Allocation of Matching Contributions

     Any Matching Contribution made by an Employer for the Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Matching Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be an amount equal to 30 percent of the "eligible Tax-Deferred Contributions" made on his behalf for the Contribution Period.

          4. Section 7.1(c) and (g) of the Plan are amended to provide as follows:

     (c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions, Employer Contributions, and After-Tax Contributions allocated to his Participant Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

     (g) An "eligible participant" means any Employee who is eligible to make After-Tax Contributions or to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages), or to participate in the allocation of matching contributions (including qualified matching contributions).

          5.   Section 7.6 of the Plan is amended to provide as follows:

     7.6 Limitation on Matching Contributions and After-Tax Contributions of Highly Compensated Employees

     Notwithstanding any other provision of the Plan to the contrary, the matching contributions and After-Tax Contributions made with respect to a Plan Year by or on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

     (a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

     (b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants.

     In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

     If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

     The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions, qualified nonelective contributions, and/or qualified matching contributions taken into account in computing contribution percentages for any Plan Year.

          6.   Section 7.7 of the Plan is amended to provide as follows:

     7.7  Forfeiture or Distribution of Excess Contributions

     Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions and After-Tax Contributions made by or on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan by or on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

     The maximum amount permitted to be contributed to the Plan by or on behalf of a Highly Compensated Employee under Section 7.6 shall be determined by reducing matching contributions and After-Tax Contributions made by or on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages. The distribution or forfeiture requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:

     After-Tax Contributions made by the Highly Compensated Employee, if shall be distributed.

     Matching contributions attributable to Tax-Deferred Contributions shall be distributed or forfeited, as appropriate.

     Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. The amount of excess After-Tax Contributions of a Participant shall in all cases be distributable; the excess matching contributions shall be distributable to the extent the Participant has a vested interest in his Employer Contributions Sub-Account that is attributable to matching contributions, other than qualified matching contributions, and shall otherwise be forfeitable. The determination of the amount of excess matching contributions and After-Tax Contributions shall be made after application of Section 7.3, if applicable, and after application of Section 7.5, if applicable.

          7.   Section 7.10 of the Plan is amended to provide as follows:

     7.10 Code Section 415 Limitations on Crediting of Contributions and Forfeitures

     Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Participant Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made by or on behalf of the Participant to the extent necessary in the following order:

     After-Tax Contributions made by the Participant for the limitation year, if any, shall be reduced.

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

     Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have been matched and the matching contributions attributable thereto, if any, shall be reduced pro rata.

     Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

     The amount of any reduction of Tax-Deferred Contributions or After-Tax Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Participant Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions, Employer Contributions, or After-Tax Contributions may be made to the Plan by or on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

          8. Section 8.6 of the Plan is amended by adding the phrase "After-Tax Contributions" to follow the phrase "Rollover Contributions" in the third line.

          9. Sections 10.1 and 10.2 of the Plan are amended by adding the words", After-Tax Contributions, "to follow the phrase "Tax-Deferred Contributions" in the second line of Section 10.1 and the first line of Section 10.2.

          10. Article XIII is amended by adding a new Section 13.1 (and renumbering the other sections accordingly) to provide as follows:

     13.1 Withdrawals of After-Tax Contributions

     A Participant who is employed by an Employer or a Related Company may, at any time, elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal or, if the Participant's Participant Account is subject to the qualified joint and survivor annuity requirements of Article XVI, a withdrawal in the form of a qualified joint and survivor annuity as provided in Article XVI from his After-Tax Contributions Sub-Account.

          11. Section 13.5 Of the Plan is amended by adding the words "and After-Tax Contributions" after the phrase "Tax-Deferred Contributions" in the first line of the third indented subpararaph in the "deemed necessary" paragraph.

          12. Section 16.7(b) of the Plan is amended by adding the following phrase at the end of the paragraph:

     ; and the portion of any distribution that consists of the Participant's After-Tax Contributions.

                                     * * *

     EXECUTED AT _____________________________________________,
____________________, this _________ day of ____________________, 2000.


                                        DUPONT FLOORING SYSTEMS, INC.

                                             By:__________________________
                                                 Title:

                                 AMENDMENT TO
             DUPONT COMMERCIAL FLOORING SYSTEMS, INC. 401(K) PLAN


WHEREAS, DuPont Commercial Flooring Systems, Inc. (hereinafter referred to as the "Employer") established the DuPont Commercial Flooring Systems, Inc. 401(k) Plan (hereinafter referred to as the "Plan") effective July 1, 1995 for the benefit of its eligible Employees and their Beneficiaries; and

WHEREAS, DuPont Residential Flooring Systems, Inc. (hereinafter referred to as the "New Employer") established the DuPont Residential Flooring Systems, Inc. 401(k) Plan (hereinafter referred to as the "New Plan") effective October 1, 1999 for the benefit of its eligible Employees and their Beneficiaries; and

WHEREAS, the Employer reserved the right to amend the Plan under the terms thereof; and

WHEREAS, the Employer has amended the Plan to document the spin-off of its assets and liabilities pertaining to Employees of DuPont Residential Flooring Systems, Inc. (participating company of the Employer) into the New Plan; and

WHEREAS, the Plan shall continue to maintain the assets of the Employer and shall continue to operate as a Plan for the benefit of its eligible Employees and their Beneficiaries:

NOW THEREFORE, effective October 1, 1999, the Plan is amended as follows:

1. Notwithstanding any provision of the Plan to the contrary, Participants of the Plan who become Participants of the New Plan as a result of the above mentioned spin-off shall:

     (a) Have the funds applicable to their Participant's Account transferred from the Plan to the New Plan.

     (b) Have the sum of their account balances in the resulting spin-off plan equal to their account balances prior to the spin-off.

     (c) Have their Years of Service with the Employer be considered as Years of Service with the New Employer for purposes of determining Vested Interest in this Plan.

2. The terms of this Plan attached shall not abridge or curtail any right accorded to Participants under prior instrument.

IN WITNESS WHEREOF, the Employer and the Administrator have hereunto affixed their signatures.

Executed at _______________________   on______________________________________

                   DUPONT COMMERCIAL FLOORING SYSTEMS, INC.


___________________________________ By ________________________________________
             Witness

                               Title __________________________________________



Accepted this _______ day of ___________________, ________.


__________________________________  By ________________________________________
          Witness                                     Administrator



                                    IMPORTANT NOTE

Neither Connecticut General Life Insurance Company nor any of its employees can provide you with legal advice in connection with the execution of this document. Prior to execution of this document, you should consult your attorney on whether this document is appropriate for you.